As filed with the Securities and Exchange Commission on March 23, 2007
Registration No. 333-________
U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[   ] Pre-Effective Amendment No. ____
[   ] Post Effective Amendment No. ____
(Check appropriate Box or Boxes)
Waddell & Reed Advisors Funds, Inc.*
(Exact Name of Registrant as Specified in Charter)
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(Address of Principal Executive Offices)
(913) 236-2000
(Area Code and Telephone Number)
Kristen A. Richards
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(Name and address of Agent for Service)
Copies to:
Clifford J. Alexander
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, D. C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Common Stock, $1.00 par value

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

*On behalf of the Waddell & Reed Advisors Bond Fund.

WADDELL & REED ADVISORS LIMITED-TERM BOND FUND
6300 LAMAR AVENUE
OVERLAND PARK, KANSAS 66201

Dear Shareholder:

As a shareholder of Waddell & Reed Advisors Limited-Term Bond Fund, you are invited to vote on a proposal to merge your Fund into Waddell & Reed Advisors Bond Fund. Your Fund will hold a special meeting of shareholders on June 19, 2007, at 3:00 p.m., Central Time to consider its proposed acquisition by Waddell & Reed Advisors Bond Fund. The specific details and reasons for the proposed acquisition are contained in the enclosed combined Prospectus and Proxy Statement. Please read it carefully.

After careful consideration, Waddell & Reed Advisors Fixed Income Funds, Inc.'s Board of Directors on behalf of Waddell & Reed Advisors Limited-Term Bond Fund unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

This special meeting will be held at the offices of Waddell & Reed Investment Management Company, located at 6300 Lamar Avenue, Overland Park, Kansas. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your vote is important, regardless of the number of shares you own. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the special meeting in person.

If you prefer, you may also vote by telephone by calling the toll free number located on the front of your proxy card and following the recorded instructions. You may also vote via the internet by logging on to the web site address located on the front of your proxy card and following the instructions that will appear. It is important that you vote promptly.

Sincerely,

Henry J. Herrmann, President

Waddell & Reed Advisors Fixed Income Funds, Inc.

on behalf of Waddell & Reed Advisors Limited-Term Bond Fund

April __, 2007

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 19, 2007
WADDELL & REED ADVISORS LIMITED-TERM BOND FUND

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Waddell & Reed Advisors Limited-Term Bond Fund, a series of Waddell & Reed Advisors Fixed Income Funds, Inc., will be held at 3:00 p.m. Central Time on June 19, 2007, at the offices of Waddell & Reed Investment Management Company, 6300 Lamar Avenue, Overland Park, Kansas, 66202 for these purposes:

1.
To approve an Agreement and Plan of Reorganization and Termination providing for (1) the transfer of all of the assets of Waddell & Reed Advisors Limited-Term Bond Fund to, and the assumption of all of the liabilities of Waddell & Reed Advisors Limited-Term Bond Fund by, Waddell & Reed Advisors Bond Fund, a series of Waddell & Reed Advisors Funds, Inc., in exchange for shares of Waddell & Reed Advisors Bond Fund and (2) the distribution of such shares to the shareholders of Waddell & Reed Advisors Limited-Term Bond Fund in complete liquidation of Waddell & Reed Advisors Limited-Term Bond Fund.

2.	To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on March 23, 2007, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Directors,

Kristen A. Richards, Assistant Secretary

April ___, 2007

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy card for instructions. Please help your Fund avoid the expense of a follow-up mailing by voting today!

Combined Prospectus and Proxy Statement

April ___, 2007

Acquisition of the Assets of
Waddell & Reed Advisors Limited-Term Bond Fund, a series of
Waddell & Reed Advisors Fixed Income Funds, Inc.
6300 Lamar Avenue, P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

888-WADDELL

By and in Exchange for Shares of and Assumption of Liabilities by
Waddell & Reed Advisors Bond Fund, a series of
Waddell & Reed Advisors Funds, Inc.
6300 Lamar Avenue, P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

888-WADDELL

TABLE OF CONTENTS

QUESTIONS AND ANSWERS
PROPOSAL -	Acquisition of Waddell & Reed Advisors Limited-Term Bond Fund
by Waddell & Reed Advisors Bond Fund
The Proposal
Principal Investment Risks
Information About the Acquisition
GENERAL
Voting Information
Appendix A -	Form of Agreement and Plan of Reorganization and Termination
Appendix B -	Information about the Rights of Shareholders

This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization and Termination ("Agreement") relating to the proposed acquisition of Waddell & Reed Advisors Limited-Term Bond Fund (the "Acquired Fund") by Waddell & Reed Advisors Bond Fund (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Acquired Fund (the "Meeting"), which will be held at 3:00p.m. Central Time on June 19, 2007, at the offices of Waddell & Reed Investment Management Company, 6300 Lamar Avenue, Overland Park, Kansas, or any adjournment thereof. Each Fund is a series of a registered, open-end management investment company (mutual fund). The Acquired Fund's investment objective is to provide current income consistent with preservation of capital. The Acquiring Fund's investment objective is to seek a reasonable return with emphasis on preservation of capital. You should read this Prospectus/Proxy, which contains important information you should know, and keep it for future reference.

The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Acquired Fund by the Acquiring Fund. If the Acquisition of the Acquired Fund occurs, you will become a shareholder of the Acquiring Fund. If the Agreement is approved by the shareholders of the Acquired Fund and the Acquisition occurs, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the Acquiring Fund's assumption of all of the Acquired Fund's liabilities and shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net value of the transferred assets and liabilities. After that exchange, shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed pro rata to the Acquired Fund's shareholders of the corresponding class.

Shareholders of the Acquired Fund are being asked to vote on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

Please review the enclosed prospectus for the Waddell & Reed Advisors Fixed Income and Money Market Funds dated January 31, 2007. It is the prospectus of the Acquiring Fund and the Acquired Fund and is incorporated into this Prospectus/Proxy by reference. Please keep the enclosed prospectus and the Proxy/Prospectus for future reference. Both documents contain important information you should know. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

  The Statement of Additional Information for the Acquired Fund dated January 31, 2007.
  Management's Discussion of Fund Performance, the Report of the Independent Registered Public Accounting Firm and the financial statements included in the Annual Report to shareholders of the Acquired Fund dated September 30, 2006.
  The Statement of Additional Information for the Acquiring Fund dated April ___, 2007, relating to this Prospectus/Proxy.

The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 888-WADDELL, or you may write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing www.waddell.com.

Each of the Acquired Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith files reports, proxy material and other information with the SEC. Text-only versions of each Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549 and at the SEC's regional offices in Colorado (1801 California Street, Suite 1500, Denver, CO 80202). You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy is truthful or complete. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy. Please review the full Prospectus/Proxy prior to casting your vote.

1. WHAT IS BEING PROPOSED?

The Board of Directors of Waddell & Reed Advisors Fixed Income Funds, Inc. (the "Acquired Fund Company") is recommending approval of a transaction in which the Acquiring Fund would acquire the Acquired Fund. This means that the Acquiring Fund would acquire all of the assets, and assume all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. The Acquiring Fund is a portfolio of Waddell & Reed Advisors Funds, Inc. (the "Acquiring Fund Company") and has a similar investment objective and similar investment strategies and generally similar investment policies as the Acquired Fund, except as set forth in the answer to Question 4 below. Please see the answer to Question4 below for more information comparing the investment objectives, strategies and policies of the Funds.

If the Agreement is approved and the Acquisition is consummated, your shares of the Acquired Fund will be cancelled and you will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around June 25, 2007.

2. WHY IS THE ACQUISITION BEING PROPOSED?

Waddell & Reed Investment Management Company ("WRIMCO"), the Funds' investment manager, has proposed, and the Board of Directors of the Acquired Fund Company recommends, approval of the Agreement because it offers shareholders of the Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Board of Directors of the Acquired Fund Company also considered the following factors, among others:

  The Acquired Fund and the Acquiring Fund have the same investment manager and share similar investment objectives and strategies and generally similar investment policies; and
  The Acquiring Fund will adopt a lower management fee structure at the time of the Acquisition. Although the new management fee structure will be higher than the current management fee structure of the Acquired Fund, based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of September 30, 2006, shareholders of the Acquired Fund are expected to experience the same or lower total annual fund operating expenses after the Acquisition.

Please review "Reasons for the Acquisition" in the "Information about the Acquisition" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Acquired Fund Company's Board of Directors.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS
COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Acquired Fund and the Acquiring Fund and to analyze the estimated expenses that WRIMCO expects to be applicable to the combined fund in the first year following the Acquisition. As noted above, the Acquiring Fund will adopt a lower management fee structure at the time of Acquisition, which will be higher than the Acquired Fund's current management fee structure. However, the total annual fund operating expenses experienced by Acquired Fund shareholders are expected to be the same or lower following the Acquisition than those of the Acquired Fund prior to the Acquisition.

As part of the Acquisition, ClassA shareholders of the Acquired Fund will receive ClassA shares of the Acquiring Fund, ClassB shareholders of the Acquired Fund will receive ClassB shares of the Acquiring Fund, ClassC shareholders of the Acquired Fund will receive ClassC shares of the Acquiring Fund, and Class Y shareholders of the Acquired Fund will receive Class Y shares of the Acquiring Fund. The shareholder fees presented below for the Acquiring Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to the relevant Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees and administrative costs, including custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for the Acquired Fund and for the Acquiring Fund for their respective last fiscal years (ended September 30, 2006) and the expenses expected to be incurred by the combined fund on a pro forma basis (after giving effect to the Acquisition) and based on pro forma combined net assets as of September 30, 2006.

Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Acquisition, although any contingent deferred sales charge (CDSC) will continue to apply.

*Please note that the maximum front end sales charge (Load) imposed on purchases of Class A shares of the Acquiring Fund (5.75%) is higher than the load imposed on purchases of Class A shares of the Acquired Fund (2.50%).

SHAREHOLDER FEES
(paid directly from your investment)

Acquired Fund

	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	2.50%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Acquiring Fund (Before and After Acquisition)

	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

1The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.

2A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

3If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.

4Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption/exchange fee.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

Acquired Fund (as of 9/30/06)

	Class A	Class B	Class C	Class Y
Management Fees[1]	0.46%	0.46%	0.46%	0.46%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.49%	0.69%	0.63%	0.28%
Total Annual Fund
Operating Expenses	1.20%	2.15%	2.09%	0.74%

Acquiring Fund (as of 9/30/06)

	Class A	Class B	Class C	Class Y
Management Fees[1]	0.49%	0.49%	0.49%	0.49%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.33%	0.54%	0.50%	0.22%
Total Annual Fund
Operating Expenses	1.07%	2.03%	1.99%	0.71%

Acquiring Fund (Pro Forma Combined at 9/30/06)

	Class A	Class B	Class C	Class Y
Management Fees[2]	0.48%	0.48%	0.48%	0.48%
Distribution and
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	0.52%	0.47%	0.21%
Total Annual Fund
Operating Expenses	1.05%	2.00%	1.95%	0.69%

1Management fees shown reflect the reduction in the Fund's management fee rate pursuant to a management fee waiver in effect for the period from October 1, 2006, through September 30, 2016. The dollar amounts shown in the following examples also reflect the reduction for that period.

2

EXPENSE EXAMPLES

The expense examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund as well as the cost of investing in the Acquiring Fund on a pro forma combined basis. The expense examples also allow you to compare these costs with the cost of investing in other mutual funds. The expense example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Acquired Fund

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$369	$621	$ 893	$1,668
Class B Shares	618	973	1,254	2,241	[1]
Class C Shares	212 [2]	655	1,124	2,421
Class Y Shares	76	237	411	918

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$369	$621	$ 893	$1,668
Class B Shares	218	673	1,154	2,241	[1]
Class C Shares	212	655	1,124	2,421
Class Y Shares	76	237	411	918

Acquiring Fund

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$678	$896	$1,131	$1,806
Class B Shares	606	937	1,193	2,111	[1]
Class C Shares	202 [2]	624	1,073	2,317
Class Y Shares	73	227	395	883

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$678	$896	$1,131	$1,806
Class B Shares	206	637	1,093	2,111	[1]
Class C Shares	202	624	1,073	2,317
Class Y Shares	73	227	395	883

Acquiring Fund (Pro Forma Combined)

If shares are redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	603	927	1,178	2,082	[1]
Class C Shares	198 [2]	612	1,052	2,275
Class Y Shares	70	221	384	859

If shares are not redeemed
at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$676	$890	$1,121	$1,784
Class B Shares	203	627	1,078	2,082	[1]
Class C Shares	198	612	1,052	2,275
Class Y Shares	70	221	384	859

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.

2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

4. HOW DO THE INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE ACQUIRED FUND AND ACQUIRING FUND COMPARE?

The Acquired Fund and the Acquiring Fund have similar investment objectives and strategies and generally similar investment policies, except for the differences outlined following the table below.

This table compares the investment objective and principal investment strategies of the Acquired Fund to those of the Acquiring Fund. Some of the investment strategies may appear to be dissimilar. However, the disclosure language for both Funds is intentionally broad to permit the portfolio manager the flexibility to invest in a variety of securities for the benefit of the respective Funds' shareholders. The Acquired Fund and the Acquiring Fund have the same investment manager, WRIMCO, which manages both Funds in a similar manner within these broad strategic guidelines. WRIMCO seeks securities for each Fund that have the potential for current income, while also emphasizing preservation of capital. The Funds' investments are, in fact, substantially similar, and therefore the Acquisition should not have a material effect on either Fund's holdings.

Indeed, based on its review of the Funds' respective investment portfolios, WRIMCO has determined that their respective holdings generally are compatible and, as a result, believes that all or substantially all of the Acquired Fund's assets can be transferred to and held by the Acquiring Fund pursuant to the Acquisition.

ACQUIRED FUND	ACQUIRING FUND
INVESTMENT OBJECTIVE: The Acquired Fund's objective is to provide current income consistent with preservation of capital. The Fund seeks to achieve its objective as follows:	INVESTMENT OBJECTIVE: The Acquiring Fund's objective is to seek a reasonable return with emphasis on preservation of capital. The Fund seeks to achieve its objective as follows:
---The Fund seeks to achieve its objective by investing primarily in investment-grade debt securities of domestic and, to a lesser extent, U.S. dollar-denominated securities of foreign issuers, including U.S. government securities, corporate debt securities, collateralized mortgage obligations (CMOs) and other asset-backed securities.
---The Fund seeks to achieve its objective by investing primarily in domestic and, to a lesser extent, foreign debt securities usually of investment grade.
---The Fund seeks to maintain a dollar-weighted average maturity of not less than one year and not more than five years. The Fund may invest in companies of any size.
---The Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings and may invest in debt securities with varying maturities. The Fund may invest in companies of any size.

---WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio, beginning with a review of the broad economic and financial trends in the U.S. and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation. Within a sector, WRIMCO typically considers:
  the security's current coupon
  the maturity of the security
  the relative value of the security based on historical yield information the creditworthiness of the particular issuer (if not backed by the full faith and credit of the U.S. Treasury)
  prepayment risks for mortgage-backed securities and other debt securities with call provisions

---In selecting securities for the Fund's portfolio, WRIMCO utilizes a top-down viewpoint at the outset by looking at broad economic and financial trends in an effort to anticipate their impact on the bond market and then considers yield and relative safety of a security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors, including the issuer's past, present and estimated future:
  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions
As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

---Under normal market conditions, the Fund invests at least 80% of its net assets in bonds with limited-term maturities; therefore, the Fund seeks to maintain a dollar-weighted average maturity of not less than one year and not more than five years.
---The Fund invests, under normal market conditions, at least 80% of its net assets in bonds, including corporate bonds and U.S. government securities.
---The Fund may invest in U.S. dollar-denominated securities of foreign issuers.	---The Fund may invest up to 20% of its total assets in foreign securities.
---The Fund may invest a maximum of 5% of its total assets in non-investment grade bonds, and a maximum of 50% of its total assets in debt securities rated BBB/Baa.	---The Fund may invest a maximum of 20% of its total assets in non-investment grade bonds.

The investment policies and restrictions of each Fund are generally similar, except as noted above:

  The Acquired Fund may only invest in U.S. dollar-denominated securities of foreign issuers, while the Acquiring Fund may invest up to 20% of its total assets in foreign securities.
  The Acquired Fund normally invests at least 80% of its net assets in bonds of limited maturities, while the Acquiring Fund may invest in debt securities with varying maturities.
  The Acquired Fund seeks to maintain a dollar-weighted average maturity of not less than one year and not more than five years, while the Acquiring Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings.
  The Acquired Fund may invest up to 5% of its total assets in non-investment grade bonds, while the Acquiring Fund may invest up to 20% of its total assets in non-investment grade bonds.
  For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT ACQUIRING FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO THE ACQUIRED FUND OCCURS?

If the Acquisition occurs, the shares of stock of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have the following characteristics:

The shares of stock of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the close of business on the business day before the closing of the Acquisition. You will have voting rights similar to those you currently have, but as a shareholder of the Acquiring Fund and the Acquiring Fund Company. For a comparison of the rights of shareholders of the Acquired Fund and the Acquiring Fund, please see Appendix B.

The shares acquired in the Acquisition may be exchanged for shares of the same class of any other fund in the Waddell & Reed Advisors Funds without the payment of an additional sales charge or CDSC.

The procedures for purchasing and redeeming your shares of the Acquiring Fund will be similar after the Acquisition as they are currently for the Acquired Fund. Dividends will be paid on the same schedule after the Acquisition as they are currently. (Each Fund pays dividends monthly; however, the Acquired Fund now declares dividends daily, whereas the Acquiring Fund declares dividends monthly.) All shareholder features that you have elected, including elections to redeem shares by certain methods, elections to reinvest dividends and other distributions or to receive them in cash and elections to invest through an automatic investment program or utilize a systematic withdrawal plan, along with any other applicable features, will remain available and in effect after the Acquisition unless you direct that the elections be changed.

If you own Class A shares of the Acquired Fund, you will receive ClassA shares of the Acquiring Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Acquisition. An initial sales charge will apply to any purchases of Class A shares of the Acquiring Fund you make after consummation of the Acquisition. If you purchased $1,000,000 or more of Class A shares of the Acquired Fund within one year prior to the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within 12 months after the end of the month in which you purchased the Acquired Fund Class A shares.

If you own Class B shares of the Acquired Fund, you will receive ClassB shares of the Acquiring Fund. The CDSC applicable to the Acquired Fund Class B shares will apply to your redemption of Class B shares of the Acquiring Fund you receive in the Acquisition. For purposes of determining the CDSC applicable to any redemption of Class B shares of the Acquiring Fund you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Acquired Fund Class B shares.

If you own ClassC shares of the Acquired Fund, you will receive Class C shares of the Acquiring Fund. The CDSC applicable to the Acquired Fund Class C shares will apply to your redemption of Class C shares of the Acquiring Fund you receive in the Acquisition. For purposes of determining the CDSC applicable to any redemption of Class C shares of the Acquiring Fund you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Acquired Fund Class C shares.

If you own Class Y shares of the Acquired Fund, you will receive ClassY shares of the Acquiring Fund. Class Y shares of both the Acquired Fund and the Acquiring Fund have neither a front-end sales charge nor a CDSC.

For more information on the characteristics of the Acquiring Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section "Information About the Acquisition - Shares You Will Receive" in the Proposal section of this Prospectus/Proxy.

6. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor either Fund is expected to recognize a gain or loss as a direct result of the Acquisition.

Immediately prior to the Acquisition, the Acquired Fund will declare and pay a distribution to its shareholders of all its undistributed investment company taxable income and net capital gain, if any.

PROPOSAL
ACQUISITION OF WADDELL & REED ADVISORS LIMITED-TERM BOND FUND
BY
WADDELL & REED ADVISORS BOND FUND

THE PROPOSAL

Shareholders of the Acquired Fund are being asked to approve the Agreement, among the Acquired Fund Company on behalf of the Acquired Fund, the Acquiring Fund Company on behalf of the Acquiring Fund, and WRIMCO. A form of the Agreement is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement, you are also approving the Acquisition of the Acquired Fund by the Acquiring Fund under the Agreement.

PRINCIPAL INVESTMENT RISKS

All of the principal risks applicable to the Funds are described in the table below. As previously noted, the Acquiring Fund has an investment objective and strategies that are similar to those of the Acquired Fund and investment policies that are generally similar to the Acquired Fund, except for the differences noted in the answer to Question 4 above. Accordingly, an investment in the Acquiring Fund involves risks that are similar to those to which an investment in the Acquired Fund is subject.

PRINCIPAL RISKS	FUNDS SUBJECT TO RISK
Company Risk: An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Acquired Fund Acquiring Fund
Credit Risk: An issuer of a debt security (including mortgage-backed securities) or a REIT may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on the WRIMCO's analysis of credit risk more heavily than usual.

Acquired Fund Acquiring Fund
Diversification Risk: A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Acquired Fund Acquiring Fund
Extension Risk - Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Acquired Fund Acquiring Fund
Foreign Securities Risk: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.
Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).
The value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

Acquired Fund Acquiring Fund
Income Risk: A Fund may experience a decline in its income due to falling interest rates.	Acquired Fund Acquiring Fund
Interest Rate Risk: The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.
As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Acquired Fund Acquiring Fund
Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Acquiring Fund
Market Risk: All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Acquired Fund Acquiring Fund
Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities. As a result, a Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's income.

Acquired Fund Acquiring Fund

As noted above, the principal investment risks of the Acquired Fund and the Acquiring Fund are similar. As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment.

INFORMATION ABOUT THE ACQUISITION

General

Shareholders who object to the Acquisition of the Acquired Fund by the Acquiring Fund will not be entitled under Maryland law or the Acquired Fund Company's Articles of Incorporation to demand payment for, or an appraisal of, their shares. However, you may redeem or exchange your Acquired Fund shares at any time prior to the consummation of the Acquisition. Exchanges and redemptions are considered taxable events and may result in a capital gain or capital loss for tax purposes. The Acquired Fund was closed to new shareholders as of April 2, 2007. In addition, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their current net asset value, less any applicable CDSC.

Shares You Will Receive

If the Acquisition occurs, the shares of stock of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have the following characteristics:

The shares of stock of the Acquiring Fund you receive in exchange for your Acquired Fund shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the close of business on the business day before the closing of the Acquisition. You will have voting rights similar to those you currently have, but as a shareholder of the Acquiring Fund and the Acquiring Fund Company. For a comparison of the rights of shareholders of the Acquired Fund and the Acquiring Fund, please see Appendix B.

The shares acquired in the Acquisition may be exchanged for shares of the same class of any other fund in the Waddell & Reed Advisors Funds without the payment of an additional sales charge or CDSC.

The procedures for purchasing and redeeming your shares of the Acquiring Fund will be similar after the Acquisition as they are currently for the Acquired Fund. Dividends will be paid on the same schedule after the Acquisition as they are currently. (Each Fund pays dividends monthly; however, the Acquired Fund now declares dividends daily, whereas the Acquiring Fund declares dividends monthly.) All shareholder features that you have elected, including elections to redeem shares by certain methods, elections to reinvest dividends and other distributions or to receive them in cash and elections to invest through an automatic investment program or utilize a systematic withdrawal plan, along with any other applicable features, will remain available and in effect after the Acquisition unless you direct that the elections be changed.

Reasons for the Acquisition

Within the scope of its investment management responsibilities, WRIMCO maintains an ongoing process of considering and comparing product offerings of the Waddell & Reed Advisors Funds, and recommends to the Boards of Directors of the respective Waddell & Reed Advisors Funds proposals for enhancing the product offerings within the Waddell & Reed Advisors Funds. WRIMCO has reviewed the fixed income fund offerings of the Waddell & Reed Advisors Funds, and determined that it would be in the best interest of the Acquired Fund and its shareholders that the Fund merge its operations with the Acquiring Fund. WRIMCO presented its recommendations and rationale to the Board of Directors of each of the Acquired Fund Company and Acquiring Fund Company (each a "Fund Company").

At a meeting held on February 28, 2007, the Board of Directors of the Acquired Fund Company, including all Directors who are not "interested persons" of the either Fund Company, determined that the Acquisition would be in the best interests of the Acquired Fund and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Acquisition. As well, the Board of Directors of the Acquiring Fund Company, including all Directors who are not "interested persons" of the either Fund Company, determined that the Acquisition would be in the best interests of the Acquiring Fund and that the interests of existing shareholders in the Acquiring Fund would not be diluted as a result of the Acquisition. The Board of Directors of the Acquired Fund Company has unanimously approved the Acquisition and recommends that you vote in favor of the Acquisition by approving the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy.

In proposing the Acquisition at the meeting held on February 28, 2007, WRIMCO presented to the Acquired Fund Company's Board of Directors, the following reasons for the Acquired Fund to enter into the Acquisition:

  The Acquired Fund and the Acquiring Fund have the same investment manager and share a similar investment objective and similar investment strategies.
  Based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of September 30, 2006, shareholders of the Acquired Fund are expected to experience the same or lower total annual fund operating expenses after the Acquisition.
  Shareholders of the Acquired Fund will move into a fund with a better short-term performance record.
  The Acquisition is intended to create a larger fund allowing for economies of scale, which will permit fixed costs to be spread over a larger asset base.
  The Acquisition is intended to permit the Acquired Fund's shareholders to exchange their investments therein for investments in the Acquiring Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the Acquiring Fund, the transaction would be a taxable event for such shareholder. Similarly, if the Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Acquired Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Acquiring Fund's shares at net asset value (subject to any applicable CDSC, as with a redemption of their Acquired Fund shares) at any time, at which point they would recognize a taxable gain or loss.

In addition, the Acquired Fund Company's Board of Directors considered the relative performance results of each Fund set forth below under "Performance Information." No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Acquisition.

The Acquired Fund Company's Board of Directors also considered that shareholders of the Acquired Fund who do not want to become shareholders of the Acquiring Fund could exchange their shares for shares of another fund in the Waddell & Reed Advisors Funds, or redeem their shares in the Acquired Fund prior to the Acquisition.

If shareholders do not approve the transaction, the Board of Directors of the Acquired Fund Company will consider what alternatives may then be available.

Terms of the Agreement and Plan of Reorganization and Termination

If the Agreement is approved by the shareholders of the Acquired Fund, the Acquisition is expected to occur on or around June 25, 2007. A form of the Agreement is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement.

The Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for the Acquiring Fund's assumption of all of the Acquired Fund's liabilities and shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net value of the transferred assets and liabilities.

The Acquisition will occur on the next business day after the time when the assets of each Fund are valued for purposes of the Acquisition (currently scheduled to be as of 3:00 p.m. Central Time on June 22, 2007, or such other date and time as the parties may determine).

The shares of stock of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the Acquired Fund's shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of the Acquired Fund in full liquidation of the Acquired Fund.

After the Acquisition, the Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

The Acquisition requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; however, the Acquisition may be terminated at any time with the approval of both the Board of Directors of the Acquired Fund Company and the Board of Directors of the Acquiring Fund Company or, under certain conditions, by either Board of Directors.

Federal Income Tax Consequences

The Acquisition is intended to be a tax-free reorganization. As a condition to consummation of the Acquisition, Kirkpatrick & Lockhart Preston Gates Ellis LLP will deliver an opinion ("Tax Opinion") to the Fund Companies to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Fund Company) and the existing federal income tax law, and conditioned on the Acquisition's being completed in accordance with the Agreement, for federal income tax purposes:

  The Acquisition will qualify as a "reorganization" (as defined in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code")), and each Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);
  Neither Fund will recognize any gain or loss on the Acquisition;
  The Acquired Fund's shareholders will not recognize any gain or loss on the exchange of their Acquired Fund shares for Acquiring Fund shares;
  The holding period for and tax basis in the Acquiring Fund shares that an Acquired Fund shareholder receives pursuant to the Acquisition will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund shares the shareholder holds immediately before the Acquisition (provided the shareholder holds the shares as capital assets at the time of the closing of the Acquisition); and
  The Acquiring Fund's tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund's tax basis therein immediately before the Acquisition, and the Acquiring Fund's holding period for each such asset will include the Acquired Fund's holding period therefor (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating an asset's holding period).

Notwithstanding the second and last bullet points above, the Tax Opinion may state that no opinion is expressed as to the effect of the Acquisition on the Funds or the Acquired Fund's shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Tax Opinion is not binding on the Internal Revenue Service or the courts and is not a guarantee that the tax consequences of the Acquisition will be as described above.

Prior to the closing of the Acquisition, the Acquired Fund will distribute to its shareholders all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them. That distribution will be taxable to the shareholders.

The Acquiring Fund's ability to use pre-Acquisition losses of the Acquired Fund to offset post-Acquisition gains of the combined fund is expected to be limited due to the application of loss limitation rules under federal tax law. The effect of this limitation will depend on the amount of losses in each Fund at the time of the Acquisition, as well as the amount of post-Acquisition gains that are recognized. As a result, under certain circumstances the Acquired Fund's shareholders could receive taxable distributions earlier than they would have if the Acquisition had not occurred. However, the loss carryovers of the Acquiring Fund, which are estimated to be approximately $12,319,167.16, are expected to mitigate any such effect.

The foregoing description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Performance Information

Acquired Fund Performance Information

The bar chart below presents the average annual total returns for Class A shares of the Acquired Fund for each year since the Acquired Fund's inception. The chart should give you a general idea of how the Acquired Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown below would be lower. The returns for the Acquired Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in the Acquired Fund's Prospectus and Statement of Additional Information.

ACQUIRED FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

2003	2.64%
2004	1.32%
2005	1.29%
2006	3.27%

In the period shown in the chart, the highest quarterly return was 2.23% (the third quarter of 2006) and the lowest quarterly return was -1.64% (the second quarter of 2004).

Average Annual Total Returns of the Acquired Fund

The table below compares the Acquired Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with investment objectives similar to that of the Acquired Fund. The Acquired Fund's returns include the maximum sales charge for Class A shares (2.50%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of Acquired Fund shares over the periods shown, but does not reflect the impact of taxes on Acquired Fund distributions or the sale of Acquired Fund shares. The two after-tax returns take into account taxes that may be associated with owning Acquired Fund shares. Return After Taxes on Distributions is the Acquired Fund's actual performance, adjusted by the effect of taxes on distributions made by the Acquired Fund during the period shown. Return After Taxes on Distributions and the Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Acquired Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

ACQUIRED FUND
Average Annual Total Returns
as of December 31, 2006
	1 Year ------		5 Years (or Life of Class) --------
Class A (began on 9-3-2002)
Before Taxes	0.69%		1.77%
After Taxes on Distributions	-0.40%		0.90%
After Taxes on Distributions
and Sale of Fund Shares	0.81%	[1]	1.17%
Class B (began on 9-3-2002)
Before Taxes	-1.71%		0.97%
Class C (began on 9-3-2002)
Before Taxes	2.36%		1.47%
Class Y (began on 9-3-2002)
Before Taxes	3.76%		2.82%
Indexes
Citigroup 1-5 Years Treasury/Government
Sponsored/Credit Index[2]	4.30%		2.96%	[3]
Lipper Short-Intermediate Investment Grade
Debt Funds Universe Average[4]	3.72%		2.90%	[3]

1 After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Acquired Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Index comparison begins on September 30, 2002.

4Net of fees and expenses.

Acquiring Fund Performance Information

The bar chart below presents the average annual total returns for Class A shares of the Acquiring Fund in each of the last ten calendar years. The chart should give you a general idea of how the Acquiring Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown below would be lower. The returns for the Acquiring Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in the Acquiring Fund's Prospectus and Statement of Additional Information.

ACQUIRING FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

1997		9.77%
1998		7.27%
1999	-	1.08%
2000		9.13%
2001		7.51%
2002		9.29%
2003		4.96%
2004		4.25%
2005		1.41%
2006		3.96%

In the period shown in the chart, the highest quarterly return was 4.52% (the third quarter of 2001) and the lowest quarterly return was -7.37% (the first quarter of 1997).

Average Annual Total Returns of the Acquiring Fund

The table below compares the Acquiring Fund's average annual total returns to that of a broad-based securities market index that is unmanaged and to a Lipper average that is a composite of mutual funds with investment objectives similar to that of the Acquiring Fund. The Acquiring Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of Acquiring Fund shares over the periods shown, but does not reflect the impact of taxes on Acquiring Fund distributions or the sale of Acquiring Fund shares. The two after-tax returns take into account taxes that may be associated with owning Acquiring Fund shares. Return After Taxes on Distributions is the Acquiring Fund's actual performance, adjusted by the effect of taxes on distributions made by the Acquiring Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of the Acquiring Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Acquiring Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other classes may vary.

	ACQUIRING FUND
	Average Annual Total Returns
	as of December 31, 2006

	1 Year ------		5 Years --------	10 Years (or Life of Class) --------
Class A
Before Taxes	-2.02%		3.51%	4.97%
After Taxes on Distributions	-3.51%		1.73%	2.86%
After Taxes on Distributions
and Sale of Fund Shares	-0.84%	[1]	2.27%	3.23%
Class B (began on 9-9-1999)
Before Taxes	-1.03%		3.62%	4.64%
Class C (began on 9-9-1999)
Before Taxes	3.00%		3.80%	4.63%
Class Y
Before Taxes	4.35%		5.10%	5.90%
Indexes
Citigroup Broad
Investment Grade Index[2]	4.33%		5.10%	6.26%
Lipper Corporate Debt Funds
A-Rated Universe Average[3]	3.86%		4.82%	5.59%

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Acquiring Fund's shares at the end of the period.

2Reflects no deduction for fees, expenses or taxes.

3Net of fees and expenses.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Acquired Fund and the Acquiring Fund as of February 28, 2007, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date.

	ACQUIRED FUND	ACQUIRING FUND+	PRO FORMA ADJUSTMENTS	ACQUIRING FUND PRO FORMA COMBINED[1,2]
Class A2
Net asset value	$107,920,484	$592,302,591	($25,500)	$700,197,584
Shares outstanding	10,781,344	96,161,914	6,725,180	113,668,437
Net asset value per share	$10.01	$6.16		$6.16

Class B2
Net asset value	$ 6,725,377	$33,329,446	($1,400)	$40,053,422
Shares outstanding	671,871	5,413,397	416,911	6,502,179
Net asset value per share	$10.01	$6.16		$6.16

Class C2
Net asset value	$4,842,411	$12,775,030	($500)	$17,616,941
Shares outstanding	483,761	2,074,944	301,189	2,859,893
Net asset value per share	$10.01	$6.16		$6.16

Class Y2
Net asset value	$10,439,803	$18,471,953	($800)	$28,910,956
Shares outstanding	1,042,945	2,998,442	651,950	4,693,337
Net asset value per share	$10.01	$6.16		$6.16

------------------------

+The Acquiring Fund will be the accounting survivor for financial statement purposes.

(1)Assumes the Acquisition was consummated on February 28. 2007, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date.

(2)Class A Shares, Class B Shares, Class C Shares and Class Y shares of the Acquired Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Class Y shares, respectively, of the Acquiring Fund upon consummation of the Acquisition.

(3)Adjustments reflect estimated one-time proxy, accounting, legal and other costs of approximately $28,200_to be borne by the Acquired Fund and the Acquiring Fund.

Fund Information

Additional Information

Please refer to the prospectus, which accompanies this Proxy/Prospectus for additional information about: (1) the portfolio manager of each Fund; (2) the pricing of each Fund's shares; (3) buying and selling each Fund's shares; (4) distributions and taxes; (5) each Fund's market timing policy; (6) sales charges for each class of shares of each Fund; and (7) 12b-1 fees for Class A, B and C of each Fund.

Financial Highlights

For the financial highlights of the Acquired Fund and Acquiring Fund, please refer to the prospectus, which accompanies this Proxy/Prospectus.

Officers and Directors

The Boards of Directors of the Acquired Fund Company and of the Acquiring Fund Company are identical. The executive officers of the Acquired Fund Company and of the Acquiring Fund Company are identical. There will be no change in the executive officers or in the makeup of the Boards.

Shares Outstanding and Entitled to Vote of the Acquired Fund

Only the shareholders of record of the Acquired Fund at the close of business on March 23, 2007, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Acquired Fund was as follows:

FUND	CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
ACQUIRED FUND	Class A
Class B
Class C
Class Y
TOTAL

Ownership of Shares

As of ______________, the Acquired Fund Company and the Acquiring Fund Company each believes that its Directors and officers, as a group, owned less than one percent of each class of shares of each Fund and of the Acquired Fund Company or the Acquiring Fund Company, respectively, as a whole. As of _____________, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A
Class B
Class C
Class Y

ACQUIRING FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A
Class B
Class C
Class Y

Ownership of Shares Upon Consummation of Acquisition

The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund as of ___________ would own the following percentages of the Acquiring Fund upon consummation of the Acquisition. The percentages presented below assume that the Acquisition of the Acquired Fund is consummated.

ACQUIRED FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
Class A
Class B
Class C
Class Y

THE ACQUIRED FUND COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF
REORGANIZATION AND TERMINATION.

Required Vote for the Proposal

Approval of the Agreement will require the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. A vote of the shareholders of the Acquiring Fund is not needed to approve the Acquisition.

GENERAL

Voting Information

The Acquired Fund Company's Board of Directors is soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 3:00 p.m. Central Time on June 19, 2007, at the offices of Waddell & Reed Investment Management Company, 6300 Lamar Avenue, Overland Park, Kansas. The Meeting notice, this Prospectus/Proxy and proxy cards are being mailed to shareholders beginning on or about April ___, 2007.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or email by officers of the Acquired Fund Company or by employees or agents of its service contractors.

Voting Process. You can vote in any one of the following ways:

(a)	By mail, by filling out and returning the enclosed proxy card;
(b)	By phone or internet (see enclosed proxy card for instructions); or
(c)	In person at the Meeting.

Shareholders who owned shares on the record date, March 23, 2007, are entitled to vote at the Meeting. For each full share of the Acquired Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs. The Acquiring Fund will bear the transfer agency costs related to the Acquisition and the costs of registration of its shares to be issued to shareholders of the Acquired Fund upon the closing of the Acquisition. All other costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the Acquiring Fund, the Acquired Fund and WRIMCO in the following percentages: Acquiring Fund and Acquired Fund 50% (divided between the two Funds on the basis of their relative net assets at the time of the shareholder vote) and WRIMCO 50%. In the event that the shareholders of the Acquired Fund do not approve the Agreement or the Acquisition does not close for any reason, the costs of the failed Acquisition will be borne by the same entities and pursuant to the same allocation.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given on a duly executed proxy, the proxy will be voted in favor of the Proposal. A quorum is constituted with respect to the Acquired Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Revocation of Proxies. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Assistant Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. A superseding proxy may also be executed by voting via telephone or internet. The superseding proxy need not be voted using the same method (mail, telephone, internet) as the original proxy vote.

Investment Manager and Underwriter. The address of Waddell & Reed Investment Management Company, the investment manager for both the Acquiring Fund and the Acquired Fund, is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201. WRIMCO is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. During the fiscal year ended September 30, 2006, the Acquired Fund paid WRIMCO investment management fees at an annual rate of 0.50% as a percentage of the Acquired Fund's net assets. During the fiscal year ended September 30, 2006, the Acquiring Fund paid WRIMCO investment management fees at an annual rate of 0.52% as a percentage of the Acquiring Fund's net assets.

The address of Waddell & Reed, Inc., the principal underwriter for both the Acquiring Fund and the Acquired Fund, is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201.

A discussion regarding the basis of the approval by each Fund's Board of Directors of the Fund's Investment Management Agreement with WRIMCO for the period October 1, 2006, through September 30, 2007, is available in each Fund's Annual Report to Shareholders dated September 30, 2006.

Other Service Providers for the Acquiring Fund and the Acquired Fund. In all cases, the Acquiring Fund and the Acquired Fund have the same service providers. Upon completion of the Acquisition, the Acquiring Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Acquiring Fund and the Acquired Fund.

	ACQUIRED FUND	ACQUIRING FUND
Accounting Services Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Transfer Agent/Shareholder Servicing Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1100 Walnut St. Kansas City, Missouri 64106-2232	Deloitte & Touche LLP 1100 Walnut St. Kansas City, Missouri 64106-2232

Outstanding Shares and Significant Shareholders. See the section entitled "Fund Information" in this Prospectus/Proxy for a list of the total number of shares outstanding as of March 23, 2007 (record date), for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies any holders of more than 5% or 25% of the outstanding shares of each Fund, and contains information about the executive officers and Directors of the Acquired Fund Company and the Acquiring Fund Company and their holdings of Fund shares.

Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to the Acquired Fund, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the proxies, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Acquired Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the proxies intend to vote in accordance with their judgment, unless the Assistant Secretary of the Acquired Fund Company has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Neither the Acquired Fund nor the Acquiring Fund holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Acquired Fund or Acquiring Fund must be received by the relevant Fund Company in writing a reasonable time before the Acquired Fund or Acquiring Fund, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, in care of, as applicable, Waddell & Reed Advisors Fixed Income Funds, Inc. or Waddell & Reed Advisors Funds, Inc., Attention: Assistant Secretary, at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Legal Matters. Certain legal matters in connection with the issuance of shares of the Acquiring Fund as part of the Acquisition will be passed upon by Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Experts. The audited financial statements and notes thereto of each Fund for the fiscal year ended September 30, 2006, incorporated by reference in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent registered public accounting firm to each Fund.

APPENDIX A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _________, 2007, among (1) WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., a Maryland corporation formed on March 26, 1982 ("Acquired Company"), on behalf of Waddell & Reed Advisors Limited-Term Bond Fund, a segregated portfolio of assets ("series") thereof ("Acquired Fund"), (2) WADDELL & REED ADVISORS FUNDS, INC., a Maryland corporation formed on February 21, 1974 ("Acquiring Company"), on behalf of its Waddell & Reed Advisors Bond Fund series ("Acquiring Fund"), and (3) solely for purposes of paragraphs 4.4 and 7.2 hereof, WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("Advisor"). (Each of Acquired Fund and Acquiring Fund is sometimes referred to herein as a "Fund," and each of Acquired Company and Acquiring Company is sometimes referred to herein as an "Investment Company.") All agreements, representations, warranties, actions, obligations, and covenants of a Fund contained herein shall be deemed to be agreements, representations, warranties, actions, obligations, and covenants of, and all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by, the Investment Company of which it is a series, acting on its behalf.

         The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations")). The reorganization will consist of (1) the transfer of Acquired Fund's assets to Acquiring Fund in exchange solely for the issuance to Acquired Fund of shares of common stock ("shares") of Acquiring Fund and Acquiring Fund's assumption of Acquired Fund's liabilities, (2) the distribution of such shares to Acquired Fund's shareholders in liquidation thereof, and (3) Acquired Fund's termination, all on the terms and conditions set forth in this Agreement (collectively, the "Reorganization").

         Each Investment Company's Board of Directors (each, a "Board"), including all the members thereof who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

         Acquired Fund's shares are divided into four classes, designated Class A shares, Class B shares, Class C shares, and Class Y shares ("Class A Acquired Fund Shares," "Class B Acquired Fund Shares," "Class C Acquired Fund Shares," and "Class Y Shares," respectively, and, collectively, "Acquired Fund Shares"). Acquiring Fund's shares also are divided into four classes, also designated Class A shares, Class B shares, Class C shares, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and, collectively, "Acquiring Fund Shares"). The Funds' identically designated classes of shares are substantially similar to each other.

         In consideration of the mutual promises contained herein, the parties agree as follows:

1.         PLAN OF REORGANIZATION AND TERMINATION

         1.1.         Subject to the requisite approval of Acquired Fund's shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

         (a) issue and deliver to Acquired Fund the number of full and fractional (rounded to the third decimal place) (1) Class A Acquiring Fund Shares determined by dividing Acquired Fund's net value (computed as set forth in paragraph 2.1) ("Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value (computed as set forth in paragraph 2.2) ("NAV") of a Class A Acquiring Fund Share, (2) Class B Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Acquiring Fund Share, (3) Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the NAV of a Class C Acquiring Fund Share, and (4) Class Y Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class Y Acquired Fund Shares by the NAV of a Class Y Acquiring Fund Share; and

(b) assume all of Acquired Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

         1.2.         The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Acquired Fund's books -- Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1).

         1.3.         The Liabilities shall consist of all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, except for Reorganization Expenses (as defined in paragraph 4.3.9) borne by Acquired Fund pursuant to paragraph 7.2. Notwithstanding the foregoing, Acquired Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time (as defined in paragraph 3.1).

         1.4.         At or immediately before the Valuation Time, Acquired Fund shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) "investment company taxable income" (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time.

         1.5.         At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined at the Effective Time (each a "Shareholder"), in exchange for their Acquired Fund Shares, and will completely liquidate. Such distribution shall be accomplished by Acquiring Company's transfer agent's opening accounts on Acquiring Fund's shareholder records in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due such Shareholder, by class (i.e., the account for each Shareholder that holds Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Acquiring Shares due such Shareholder, the account for each Shareholder that holds Class B Acquired Fund Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due such Shareholder, and so on). The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the Acquired Fund Shares such Shareholder owned at the Effective Time. All outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund's shareholder records. Acquiring Company shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

         1.6.         As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of Acquired Company and any further actions shall be taken in connection therewith as required by applicable law.

         1.7.         Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8.         Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund's shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.         VALUATION

         2.1.         For purposes of paragraph 1.1(a), Acquired Fund's net value shall be (a) the value of the Assets computed at the close of regular trading on the New York Stock Exchange ("NYSE") on the Business Day (i.e., a day on which the NYSE is open for regular trading) next preceding the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Company's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities at the Valuation Time.

         2.2.         For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using such valuation procedures.

         2.3.         All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Advisor.

3.         CLOSING AND EFFECTIVE TIME

         3.1.         Unless the Investment Companies agree otherwise, (a) the Reorganization, together with related acts necessary to consummate it ("Closing"), shall occur at the offices of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas, on or about June 25, 2007, and (b) all acts taking place at the Closing shall be deemed to take place simultaneously at 9:00 a.m. on the date thereof ("Effective Time"). If, immediately before the Valuation Time, (i) the NYSE or another primary trading market for portfolio securities of either Fund (each, an "Exchange") is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that accurate appraisal of the Acquired Fund Value and/or the NAV of an Acquiring Fund Share of any class is impracticable, the Valuation Time shall be postponed until the first Business Day after the day when such trading has been fully resumed and such reporting has been restored and the Effective Time shall be postponed until the following Business Day.

         3.2.         Acquired Company shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Acquired Fund's books immediately before the Closing. Acquired Company shall direct its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3.         Acquired Company shall deliver to Acquiring Company at the Closing a list of the Shareholders' names and addresses, and the number of full and fractional (rounded to the third decimal place) outstanding Acquired Fund Shares owned by each Shareholder, at the Effective Time, certified by Acquired Company's Secretary or Assistant Secretary. Acquiring Company shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's shareholder records. Acquiring Company shall issue and deliver to Acquired Company a confirmation, or other evidence satisfactory to Acquired Company, that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund's account on such records. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

         3.4.         Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.         REPRESENTATIONS AND WARRANTIES

         4.1.         Acquired Company, on Acquired Fund's behalf, represents and warrants to Acquiring Company, on Acquiring Fund's behalf, as follows:

         4.1.1.         Acquired Company is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("Articles") are on file with such state's Department of Assessments and Taxation ("Department");

4.1.2. Acquired Company is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;
4.1.3. Acquired Fund is a duly established and designated series of Acquired Company;

         4.1.4.         At the Effective Time, Acquired Company, on Acquired Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and on delivery and payment for the Assets, Acquiring Company, on Acquiring Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act"), except as previously disclosed in writing to and accepted by Acquiring Company;

         4.1.5.         Acquired Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth therein, except as previously disclosed in writing to and accepted by Acquiring Company;

         4.1.6.         Acquired Fund is not currently engaged in, and Acquired Company's execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of Maryland law, Acquired Company's Articles or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which Acquired Company (with respect to Acquired Fund) is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Company (with respect to Acquired Fund) is a party or by which it is bound;

         4.1.7.         All material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Acquired Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Company, on Acquired Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

         4.1.8.         Except as previously disclosed in writing to and accepted by Acquiring Company, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to Acquired Company's knowledge, threatened against Acquired Company (with respect to Acquired Fund) or any of its properties or assets attributable or allocable to Acquired Fund that, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business, and (b) Acquired Company knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects Acquired Fund's business or Acquired Company's ability to consummate the transactions contemplated hereby;

         4.1.9.         The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquired Company's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquired Company (with respect to Acquired Fund), enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

         4.1.10.           No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, "Federal Securities Laws") or state securities laws for Acquired Company's execution or performance of this Agreement, except for (a) Acquiring Company's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and proxy statement ("Prospectus/Statement"), and (b) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

         4.1.11.           On the effective date of the Registration Statement, at the time of the Shareholders Meeting (as defined in paragraph 6.1), and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquiring Company for use therein;

         4.1.12.          Acquired Fund incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than those disclosed or provided for in Acquired Company's financial statements referred to in paragraph 4.1.20 and Liabilities incurred by Acquired Fund in the ordinary course of its business subsequent to September 30, 2006, none of which has been materially adverse to the business, assets, or results of Acquired Fund's operations;

         4.1.13.           Acquired Fund is a "fund" (as defined in section 851(g)(2) of the Code); for each taxable year of its operation (including the taxable year ending at the Effective Time), Acquired Fund has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code ("Subchapter M") for qualification as a regulated investment company ("RIC") and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; from the time Acquired Company's Board approved the transactions contemplated hereby ("Approval Time") through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.14; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquiring Company;

         4.1.14.          Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization;

         4.1.15.           At the Effective Time, at least 33-1/3% of Acquired Fund's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions, and Acquired Fund did not alter and will not alter its portfolio in connection with the Reorganization to meet such 33-1/3% threshold;

         4.1.16.           To the best of Acquired Company's management's knowledge, as of the record date for Acquired Fund's shareholders entitled to vote on approval of this Agreement, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Acquired Fund Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Acquired Fund Shares as of such date;

4.1.17. Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

         4.1.18.          During the five-year period ending at the Effective Time, (a) neither Acquired Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of Acquired Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

         4.1.19.          By the Effective Time, Acquired Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquired Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquired Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

         4.1.20.          The Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, "Statements") of Acquired Fund at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended September 30, 2006, have been audited Deloitte & Touche LLP, an independent registered public accounting firm ("Deloitte"), and are in accordance with generally accepted accounting principles ("GAAP"), and copies thereof have been delivered to Acquiring Company; to Acquired Company's management's best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquired Fund's financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

         4.1.21.          Since September 30, 2006, there has not been any material adverse change in Acquired Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquiring Company; for purposes of this representation, a decline in NAV per Acquired Fund Share due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund's liabilities, or the redemption of Acquired Fund Shares by its shareholders shall not constitute a material adverse change;

         4.1.22.          All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund's shareholder records, as provided in paragraph 3.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

         4.1.23.          Not more than 25% of the value of Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

         4.1.24.           No registration of any Asset under the 1933 Act or any state securities or blue sky laws would be required if it was, as of the Effective Time, the subject of a public distribution by either Fund, except as previously disclosed in writing to and accepted by Acquiring Company.

         4.2.         Acquiring Company, on Acquiring Fund's behalf, represents and warrants to Acquired Company, on Acquired Fund's behalf, as follows:

4.2.1. Acquiring Company is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles are on file with the Department;
4.2.2. Acquiring Company is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;
4.2.3. Acquiring Fund is a duly established and designated series of Acquiring Company;
4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

         4.2.5.         The Acquiring Fund Shares to be issued and delivered to Acquired Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Acquiring Company;

         4.2.6.         Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and restrictions set forth therein, except as previously disclosed in writing to and accepted by Acquired Company;

         4.2.7.         Acquiring Fund is not currently engaged in, and Acquiring Company's execution, delivery, and performance of this Agreement will not result in, (1) a material violation of Maryland law, Acquiring Company's Articles or By-Laws, or any Undertaking to which Acquiring Company (with respect to Acquiring Fund) is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Company (with respect to Acquiring Fund) is a party or by which it is bound;

         4.2.8.         Except as previously disclosed in writing to and accepted by Acquired Company, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to Acquiring Company's knowledge, threatened against Acquiring Company (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business, and (b) Acquiring Company knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects Acquiring Fund's business or its ability to consummate the transactions contemplated hereby;

         4.2.9.         The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquiring Company's Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Company (with respect to Acquiring Fund), enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

         4.2.10.         No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws for Acquiring Company's execution or performance of this Agreement, except for (a) the filing with the Commission of the Registration Statement and a post-effective amendment to Acquiring Company's registration statement on Form N-1A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

         4.2.11.          On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquired Company for use therein;

         4.2.12.          Acquiring Fund is a "fund" (as defined in section 851(g)(2) of the Code); for each taxable year of its operation (including the taxable year in which the Effective Time occurs), Acquiring Fund has met (or for its current taxable year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquired Company;

         4.2.13.           Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of such business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

         4.2.14.           Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33-1/3% of Acquired Fund's portfolio assets will meet Acquiring Fund's investment objectives, strategies, policies, risks, and restrictions and (2)  Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks, or restrictions after the Reorganization;

         4.2.15.          There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business or statutory trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

         4.2.16.          During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares;

         4.2.17.           By the Effective Time, Acquiring Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquiring Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

         4.2.18.          Acquiring Fund's Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended September 30, 2006, have been audited by Deloitte, and copies thereof have been delivered to Acquired Company; such statements have been delivered to Acquired Company; to Acquiring Company's management's best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquiring Fund's financial condition at the date thereof in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

         4.2.19.           Since September 30, 2006, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquired Company; for purposes of this representation, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund's liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

         4.2.20.          Assuming the truthfulness and correctness of Acquired Company's representation and warranty in paragraph 4.1.23, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

         4.2.21.          Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

         4.2.22.          Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

         4.2.23.          All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and

         4.2.24.          Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

         4.3.         Each Investment Company, on its Fund's behalf, represents and warrants to the other Investment Company, on its Fund's behalf, as follows:

         4.3.1.         The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

         4.3.2.         Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of such Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Acquired Fund as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

         4.3.3.         The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;
4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

         4.3.6.         Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of this representation, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

         4.3.7.         None of the compensation received by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares such Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

         4.3.9.         No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Advisor, or any third party unless such expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof; and

         4.3.10.          The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.18, 4.2.16, and 4.2.22 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Acquired Fund at the Effective Time.

         4.4.         Advisor represents and warrants that, based on its review of the Funds' respective investment portfolios, it has determined that their respective holdings generally are compatible and, as a result, believes that all or substantially all of the Assets can be transferred to and held by Acquiring Fund pursuant to the Reorganization.

5.         COVENANTS

         5.1.         Acquired Company covenants to operate Acquired Fund's business, and Acquiring Company covenants to operate Acquiring Fund's business, in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities; and

         (b)           each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Acquired Fund shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund's prior consent, and the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

         5.2.         Acquired Company covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         5.3.         Acquired Company covenants that it will assist Acquiring Company in obtaining information Acquiring Company reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

         5.4.         Acquired Company covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) regarding Acquired Fund will be turned over to Acquiring Company at the Closing.

         5.5.         Each Investment Company covenants to cooperate in preparing the Prospectus/Statement in compliance with applicable federal securities laws.

         5.6.         Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Company, on Acquiring Fund's behalf, title to and possession of all the Assets, and (b) Acquired Company, on Acquired Fund's behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         5.7.         Acquiring Company covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue Acquiring Fund's operations after the Effective Time.

         5.8.         Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.         CONDITIONS PRECEDENT

         Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

         6.1.         This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards, and Acquired Company shall have called a meeting of Acquired Fund's shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders Meeting").

         6.2.         All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

         6.3.         At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

         6.4.         Acquired Company shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP ("Counsel") substantially to the effect that:

         6.4.1.         Acquiring Company is a corporation that is validly existing and in good standing under the laws of the State of Maryland and has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

         6.4.2.         This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Company on Acquiring Fund's behalf and (b) is a valid and legally binding obligation of Acquiring Company (with respect to Acquiring Fund), enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

         6.4.3.         The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized for issuance by Acquiring Company and, when issued and delivered as provided in this Agreement, will be validly issued, fully paid, and non-assessable;

         6.4.4.         The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of Acquiring Company's Articles or By-Laws or, to Counsel's knowledge, any obligation of Acquiring Company under the express terms of any court order that names Acquiring Company and is specifically directed to it or its property, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquired Company;

         6.4.5.         To Counsel's knowledge (without any independent inquiry or investigation), Acquiring Company's execution and delivery of this Agreement and consummation, on Acquiring Fund's behalf, of the transactions contemplated hereby do not require it to obtain any authorization, consent, or order of any court or governmental authority, other than as may be required under the 1933 Act and the 1940 Act and the regulations thereunder or under the securities or blue sky laws of the various states, as to which Counsel need express no opinion;

         6.4.6.         Acquiring Company is registered with the Commission as an investment company, and, to Counsel's knowledge (based solely on a telephone conversation with a member of the staff of the Commission), no order has been issued or proceeding instituted to suspend such registration; and

         6.4.7.         To Counsel's knowledge (without any independent inquiry or investigation), at the date of the opinion there is no action or proceeding pending before any court, governmental agency, or arbitrator, or overtly threatened in writing, against Acquiring Company (with respect to Acquiring Fund) or any of Acquiring Fund's properties or assets that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquired Company.

In rendering such opinion and the opinion described in paragraph 6.5, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of such type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates.

         6.5.         Acquiring Company shall have received an opinion of Counsel substantially to the effect that:

         6.5.1.         Acquired Company is a corporation that is validly existing and in good standing under the laws of the State of Maryland and has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

         6.5.2.         This Agreement (a) has been duly authorized, executed, and delivered by Acquired Company on Acquired Fund's behalf and (b) is a valid and legally binding obligation of Acquired Company (with respect to Acquired Fund), enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

         6.5.3.         The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of Acquired Company's Articles or By-Laws or, to Counsel's knowledge, any obligation of Acquired Company under the express terms of any court order that names Acquired Company and is specifically directed to it or its property, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Company;

         6.5.4.         To Counsel's knowledge (without any independent inquiry or investigation), Acquired Company's execution and delivery of this Agreement and consummation, on Acquired Fund's behalf, of the transactions contemplated hereby do not require it to obtain any authorization, consent, or order of any court or governmental authority, other than as may be required under the 1933 Act and the 1940 Act and the regulations thereunder or under the securities or blue sky laws of the various states, as to which Counsel need express no opinion;

         6.5.5.         Acquired Company is registered with the Commission as an investment company and, to Counsel's knowledge (based solely on a telephone conversation with a member of the staff of the Commission), no order has been issued or proceeding instituted to suspend such registration; and

         6.5.6.         To Counsel's knowledge (without any independent inquiry or investigation), at the date of the opinion there is no action or proceeding pending before any court, governmental agency, or arbitrator, or overtly threatened in writing, against Acquired Company (with respect to Acquired Fund) or any of Acquired Fund's properties or assets that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Company.

         6.6.         The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and, if Counsel requests, in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

         6.6.1.         Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Acquired Fund's distribution of such shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares, in complete liquidation of Acquired Fund, will qualify as a "reorganization" (as defined in section 368(a)(1)(C) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

         6.6.2.         Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of such shares to the Shareholders in exchange for their Acquired Fund Shares;

6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

         6.6.4.         Acquiring Fund's basis in each Asset will be the same as Acquired Fund's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Acquired Fund's holding period therefor (except where Acquiring Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

6.6.5. A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

         6.6.6.         A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for such Acquiring Fund Shares, and its holding period for such Acquiring Fund Shares will include, in each instance, its holding period for such Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         6.7.         At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.         BROKERS AND EXPENSES

         7.1.         Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         7.2.         All fees payable to governmental authorities for the registration or qualification of the Acquiring Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund. Subject to complying with the representation and warranty contained in paragraph 4.3.9, all other Reorganization Expenses, including fees and expenses related to printing, mailing, solicitation of proxies, and tabulation of votes and accounting, legal, and custodial fees and expenses, shall be borne 50% by each Fund, in proportion to its respective relative net assets determined at the Valuation Time, and 50% by Advisor. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in such Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.         ENTIRE AGREEMENT; NO SURVIVAL

         Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.         TERMINATION

         This Agreement may be terminated at any time at or before the Effective Time:

         9.1.         By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 30, 2007, or such other date as to which the Investment Companies may agree; or

         9.2.         By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Investment Company (nor its directors, officers, or shareholders) shall have any liability to the other Investment Company.

10.         AMENDMENT

         This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Investment Companies, notwithstanding Acquired Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

11.         MISCELLANEOUS

         11.1.         This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2.         Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.4.         Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:	WADDELL & REED ADVISORS FIXED INCOME FUNDS, INC., on behalf of its series, Waddell & Reed Advisors Limited-Term Bond Fund
By: Name: Title:	By: Name: Title:

ATTEST:	WADDELL & REED ADVISORS FUNDS, INC., on behalf of its series, Waddell & Reed Advisors Bond Fund
By: Name: Title:	By: Name: Title:

ATTEST:	Agreed and accepted as to paragraphs 4.4 and 7.2 only: WADDELL & REED INVESTMENT MANAGEMENT COMPANY
By: Name: Title:	By: Name: Title:

APPENDIX B

INFORMATION ABOUT THE RIGHTS OF SHAREHOLDERS

Waddell & Reed Advisors Fixed Income Funds, Inc. and Waddell & Reed Advisors Funds, Inc. is each organized as a Maryland corporation. The following is a summary of the major differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

Shareholder Voting-Generally

Under Maryland law, the Articles of Incorporation of Waddell & Reed Advisors Fixed Income Funds, Inc., as amended (the "Acquired Fund Company Articles"), the Articles of Incorporation of Waddell & Reed Advisors Funds, Inc., as amended (the "Acquiring Fund Company Articles"), the Bylaws of Waddell & Reed Advisors Fixed Income Funds, Inc., as amended (the "Acquired Fund Company Bylaws"), and the Bylaws of Waddell & Reed Advisors Funds, Inc., as amended (the "Acquiring Fund Company Bylaws"), shareholder voting power is generally limited to electing directors, approving investment management or sub-advisory agreements, ratifying the selection of independent public accountants, approving plans of distribution adopted pursuant to Rule 12b-1, approving certain amendments to the applicable Fund Company Articles and authorizing extraordinary corporate action. The Acquired Fund Company Articles and Acquiring Fund Company Articles each provide that capital stock of the Fund Company that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the Fund Company's Board of Directors has determined that only one or more particular series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the Acquired Fund Company Articles, the Acquiring Fund Company Articles, the Acquired Fund Company Bylaws and the Acquiring Fund Company Bylaws, any corporate action to be taken by a shareholder vote is authorized by a majority of votes validly cast on the matter, subject to applicable laws, regulations, or rules or orders of the SEC.

Shareholder Meetings

The Acquired Fund Company Bylaws and the Acquiring Fund Company Bylaws each permit a special meeting of the shareholders to be called by for any purpose by a majority of the Board of Directors, the Chairman of the Board or the President or Vice President of the Fund Company. In addition, the Acquired Fund Company Bylaws and the Acquiring Fund Company Bylaws each allow the Secretary or Assistant Secretary to call a special meeting at the request of the holders of 10% of the outstanding shares entitled to vote at such meeting if certain conditions are met.

Quorums

The Acquired Fund Company Bylaws and the Acquiring Fund Company Bylaws each provide that one-third of the shares entitled to vote constitutes a quorum at shareholder meetings.

Removal of Directors

Pursuant to Maryland law, the Acquired Fund Company Bylaws and the Acquiring Fund Company Bylaws, any Director of the Fund Company may be removed with or without cause at any meeting of shareholders of the Fund Company duly called at which a quorum is present by the affirmative vote of a majority of the votes represented at the meeting.

Indemnification of Directors and Officers

Pursuant to the Acquired Fund Company Bylaws and the Acquiring Fund Company Bylaws, the applicable Fund Company shall indemnify current and former Directors, officers, employees and agents of the Fund Company, to the extent permitted by applicable law, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement incurred in connection with or resulting from any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil administrative or investigative, in which they may become involved as a party by reason of being or having been a Director, officer, employee or agent of the Fund Company. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) that act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit of (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or (iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability. In addition, no indemnification or advance payment is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty under the Fund Company Bylaws.

Personal Liability

Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation.

Termination

Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. A corporation, or a series, with no outstanding stock may be terminated upon the vote of the majority of the directors.

Amendments

Maryland law generally provides that the charter of a corporation may be amended by a vote of at least two-thirds of all shareholders of the corporation. Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation, or (2) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The Acquired Fund Company Bylaws and the Acquiring Fund Company Bylaws may be amended by a majority vote of shareholders or by a majority of the Board of Directors of the applicable Fund Company.

Rights of Inspection

Under Maryland law, any shareholder of the Acquired Fund Company and the Acquiring Fund Company may inspect and copy during usual business hours the applicable Fund Company Articles and applicable Fund Company Bylaws and the minutes, annual reports and voting trust agreement on file at the Fund Company's principal office. Under Maryland law, shareholders owning at least 5% of the Fund Company's shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of the that Fund Company and request a statement of that Fund Company's affairs.

Distributions

Maryland law provides that a distribution may not be made by a corporation if, after giving effect to it, (i) the corporation would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of the total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy any preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

* * * *

The foregoing is only a summary of certain characteristics of the operations of the Articles of Incorporation of Waddell & Reed Advisors Funds, Inc. and Waddell & Reed Advisors Fixed Income Funds, Inc., their respective Bylaws and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles of Incorporation, Bylaws and Maryland law directly for more complete information.

WADDELL & REED ADVISORS FIXED-INCOME FUNDS, INC.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

April __, 2007

This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Waddell & Reed Advisors Limited-Term Bond Fund, a series of Waddell & Reed Advisors Fixed Income Funds, Inc. (the "Acquired Fund") by the Waddell & Reed Advisors Bond Fund, a series of Waddell & Reed Advisors Funds, Inc. (the "Acquiring Fund").

This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Proxy Statement dated April ___, 2007 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund to, and the assumption of all the liabilities of the Acquired Fund by, the Acquiring Fund in exchange for shares of the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Fund at the address or telephone number set forth above.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Table of Contents

I.	Additional Information about the Acquiring Fund and the Acquired Fund	1
II.	Financial Statements	2

I. Additional Information about the Acquiring Fund and the Acquired Fund.

Further information about Class A shares, Class B shares, Class C shares and Class Y shares of the Acquiring Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquiring Fund dated January 31, 2007.

Further information about Class A shares, Class B shares, Class C shares and Class Y shares of the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated January 31, 2007.

The audited financial statements and related Report of Independent Auditors included in the Annual Report for the year ended September 30, 2006, for the Acquired Fund and the audited financial statements and related report of Independent Auditors included in each of the Annual Report for the year ended September 30, 2006 of the Acquiring Fund are incorporated herein by reference. No other parts of the Annual Reports are incorporated herein by reference.

II. Pro Forma Financial Statements.

WADDELL & REED ADVISORS BOND FUND
WADDELL & REED ADVISORS LIMITED-TERM BOND FUND
PRO FORMA COMBINED FINANCIAL STATEMENTS
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

The following unaudited Pro Forma Combined Statement of Assets and Liabilities, including the unaudited Pro Forma Combined Schedule of Investments of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Limited-Term Bond Fund as of September 30, 2006 has been derived from the respective Statements of Assets and Liabilities, including the Schedules of Investments, of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Limited-Term Bond Fund as of September 30, 2006.

The unaudited Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on September 30, 2006. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Limited-Term Bond Fund incorporated by reference in this Statement of Additional Information.

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
September 30, 2006
						(Unaudited)
PRINCIPAL AMOUNT (000 OMITTED)			DESCRIPTION	VALUE

	ADVISORS	ADVISORS			ADVISORS	ADVISORS
	LIMITED-	BOND			LIMITED-	BOND
ADVISORS	TERM	FUND		ADVISORS	TERM	FUND
BOND	BOND	PRO FORMA		BOND	BOND	PRO FORMA
FUND	FUND	COMBINED		FUND	FUND	COMBINED
			CORPORATE DEBT SECURITIES

			Aircraft
			Raytheon Company
	$5,000	$5,000	6.75%, 8-15-07		$5,054,130	$5,054,130

			Banks
			First Union Corporation
$8,000		8,000	7.574%, 8-1-26	$9,556,312		9,556,312
			First Union National Bank of Florida
2,000		2,000	6.18%, 2-15-36	2,129,506		2,129,506
			SouthTrust Bank, National Association
4,000		4,000	6.125%, 1-9-28	4,275,724		4,275,724
			Total	15,961,542		15,961,542

			Broadcasting
			Comcast Cable Communications, Inc.
5,250		5,250	8.5%, 5-1-27	6,448,228		6,448,228
			Cox Communications, Inc.
	3,000	3,000	4.625%, 1-15-10		2,918,124	2,918,124
			EchoStar DBS Corporation
3,000		3,000	6.375%, 10-1-11	2,921,250		2,921,250
			TCA Cable TV, Inc.
4,000		4,000	6.53%, 2-1-28	4,046,028		4,046,028
			Westinghouse Electric Corporation
4,500		4,500	8.875%, 6-14-14	5,196,092		5,196,092
			Total	18,611,598	2,918,124	21,529,722

			Business Equipment and Services
			International Lease Finance Corporation
	3,000	3,000	5.0%, 4-15-10		2,958,483	2,958,483
			Quebecor World Capital Corporation
3,500		3,500	4.875%, 11-15-08	3,342,500		3,342,500
			USA Waste Services, Inc.
	4,050	4,050	7.125%, 10-1-07		4,102,707	4,102,707
			Total	3,342,500	7,061,190	10,403,690

			Capital Equipment
			John Deere Capital Corporation
	3,000	3,000	4.5%, 8-22-07		2,977,869	2,977,869

			Chemicals -- Petroleum and Inorganic
			Monsanto Company
	3,000	3,000	4.0%, 5-15-08		2,938,941	2,938,941

			Chemicals -- Specialty
			Praxair, Inc.
	3,500	3,500	2.75%, 6-15-08		3,364,179	3,364,179

			Coal
			Peabody Energy Corporation
3,000		3,000	6.875%, 3-15-13	2,955,000		2,955,000

			Communications Equipment
			Harris Corporation
1,500		1,500	6.35%, 2-1-28	1,540,285		1,540,285

			Computers -- Main and Mini
			Unisys Corporation
550		550	7.875%, 4-1-08	548,625		548,625

			Construction Materials
			Hanson PLC
4,500		4,500	7.875%, 9-27-10	4,845,776		4,845,776

			Finance Companies
			Alternative Loan Trust 2005-J4
8,250		8,250	5.5%, 11-25-35	7,969,752		7,969,752
			Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2
7,500		7,500	4.873%, 7-10-43	7,340,246		7,340,246
			Barton Springs CDO SPC, Series 2005-1 Segregated Portfolio and Barton Springs CDO Series 2005-1 LLC
5,250		5,250	6.85%, 12-20-10	4,851,000		4,851,000
			CHL Mortgage Pass-Through Trust 2005-28
12,850		12,850	5.25%, 1-25-19	12,727,607		12,727,607
			CHL Pass-Through Trust 2003-20
6,515		6,515	5.5%, 7-25-33	6,498,283		6,498,283
			CHYPS CBO 1997-1 Ltd.
2,516		2,516	6.72%, 1-15-10	1,383,941		1,383,941
			COMM 2005-C6
18,500		18,500	5.144%, 6-10-44	18,354,396		18,354,396
			First Horizon Alternative Mortgage Securities Trust 2005-FA6
6,000		6,000	5.5%, 9-25-35	5,913,146		5,913,146
			Ford Motor Credit Company
1,000		1,000	7.375%, 10-28-09	971,804		971,804
			GSR Mortgage Loan Trust 2004-2F
4,151		4,151	7.0%, 1-25-34	4,325,976		4,325,976
			General Motors Acceptance Corporation
4,500		4,500	5.125%, 5-9-08	4,409,689		4,409,689
			J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1
6,000		6,000	4.719%, 1-15-38	5,784,308		5,784,308
			MASTR Adjustable Rate Mortgages Trust 2005-1
6,955		6,955	5.2567%, 3-25-35	6,846,774		6,846,774
			Merrill Lynch Mortgage Trust 2005-CIP1
6,000		6,000	4.949%, 7-12-38	5,906,763		5,906,763
			Preferred Term Securities XVI, Ltd. and Preferred Term Securities XVI, Inc. (A)
3,750		3,750	7.99%, 3-23-35	3,787,500		3,787,500
			Preferred Term Securities XVII, Ltd. and Preferred Term Securities XVII, Inc. (A)
3,000		3,000	7.59%, 6-23-35	3,007,500		3,007,500
			Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC
5,915		5,915	4.9348%, 3-25-34	5,808,252		5,808,252
			Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-5
3,975		3,975	4.59192%, 5-25-34	3,792,440		3,792,440
			Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-6
2,961		2,961	4.69862%, 6-25-34	2,833,652		2,833,652
			Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-12
4,840		4,840	5.08169%, 9-25-34	4,668,637		4,668,637
			Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-18
7,472		7,472	5.19472%, 12-25-34	7,328,152		7,328,152
			Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-A
5,885		5,885	4.61457%, 2-25-34	5,842,105		5,842,105
			Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2005-21
4,947		4,947	5.70977%, 11-25-35	4,817,398		4,817,398
			Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22
3,840		3,840	5.63425%, 12-25-35	3,723,735		3,723,735
			Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1
3,872		3,872	6.113%, 2-25-36	3,845,102		3,845,102
			Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-40A
2,473		2,473	4.8237%, 1-25-34	2,379,915		2,379,915
			Structured Asset Securities Corporation Trust 2005-16
7,000		7,000	5.5%, 9-25-35	6,763,936		6,763,936
			Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10
7,500		7,500	4.5%, 9-25-18	7,149,029		7,149,029
			Total	159,031,038	0	159,031,038

			Food and Related
			Cadbury Schweppes US Finance LLC (A)
	3,000	3,000	3.875%, 10-1-08		2,918,025	2,918,025
			ConAgra, Inc.
2,000		2,000	6.7%, 8-1-27	2,111,986		2,111,986
			Total	2,111,986	2,918,025	5,030,011

			Forest and Paper Products
			Bowater Canada Finance Corporation
4,000		4,000	7.95%, 11-15-11	3,820,000		3,820,000
			Champion International Corporation
2,500		2,500	6.65%, 12-15-37	2,599,510		2,599,510
			International Paper Company
	3,200	3,200	4.25%, 1-15-09		3,126,858	3,126,858
			Westvaco Corporation
1,400		1,400	7.5%, 6-15-27	1,447,614		1,447,614
			Total	7,867,124	3,126,858	10,993,982

			Homebuilders, Mobile Homes
			D.R. Horton, Inc.
4,000		4,000	8.0%, 2-1-09	4,185,796		4,185,796
			Pulte Homes, Inc.
3,500		3,500	4.875%, 7-15-09	3,437,885		3,437,885
			Total	7,623,681	0	7,623,681

			Hospital Supply and Management
			HCA - The Healthcare Company
4,600		4,600	8.75%, 9-1-10	4,646,000		4,646,000

			Household -- General Products
			Procter & Gamble Company (The)
10,000		10,000	8.0%, 9-1-24	12,851,510		12,851,510

			Household -- Major Appliances
			Controladora Mabe S.A. de C.V. (A)
3,000		3,000	6.5%, 12-15-15	3,027,921		3,027,921

			Mining
			BHP Billiton Finance (USA) Limited
	2,075	2,075	5.0%, 12-15-10		2,059,288	2,059,288

			Multiple Industry
			TOLLROAD INVESTMENT PARTNERSHIP SERIES II
2,000		2,000	0.0%, 2-15-09	1,779,180		1,779,180

			Petroleum -- Domestic
			Chesapeake Energy Corporation
3,750		3,750	7.5%, 9-15-13	3,806,250		3,806,250

			Petroleum -- International
			Anadarko Petroleum Corporation
	4,000	4,000	5.375%, 3-1-07		3,994,044	3,994,044
			Pemex Project Funding Master Trust
5,000		5,000	7.375%, 12-15-14	5,405,000		5,405,000
			Total	5,405,000	3,994,044	9,399,044

			Petroleum -- Services
			Halliburton Company
7,250		7,250	6.75%, 2-1-27	7,950,350		7,950,350
			TE Products Pipeline Company, Limited Partnership
2,000		2,000	7.51%, 1-15-28	2,088,556		2,088,556
			Total	10,038,906	0	10,038,906

			Railroad
			CSX Corporation
	4,000	4,000	6.25%, 10-15-08		4,074,884	4,074,884

			Real Estate Investment Trust
			Diversified REIT Owner Trust 1999-1
2,250		2,250	6.78%, 3-18-11	2,305,013		2,305,013
			Spieker Properties, L.P.
1,950		1,950	7.35%, 12-1-17	2,180,158		2,180,158
			Total	4,485,171	0	4,485,171

			Utilities -- Electric
			Dominion Resources, Inc.
7,500		7,500	5.25%, 8-1-33	7,261,275		7,261,275
			HQI Transelec Chile S.A.
3,250		3,250	7.875%, 4-15-11	3,455,631		3,455,631
			Kansas City Power & Light Company
	2,001	2,001	6.0%, 3-15-07		2,006,367	2,006,367
			Pepco Holdings, Inc.
2,250		2,250	4.0%, 5-15-10	2,140,704		2,140,704
			Virginia Electric and Power Company
	5,150	5,150	5.375%, 2-1-07		5,145,947	5,145,947
			Total	12,857,610	7,152,314	20,009,924

			Utilities -- Gas and Pipeline
			Tennessee Gas Pipeline Company
6,000		6,000	7.0%, 3-15-27	6,025,134		6,025,134

			Utilities -- Telephone
			BellSouth Capital Funding Corporation
2,500		2,500	6.04%, 11-15-26	2,500,770		2,500,770
			Deutsche Telekom International Finance B.V.
9,000		9,000	8.0%, 6-15-10	9,818,046		9,818,046
			New York Telephone Company
2,250		2,250	6.7%, 11-1-23	2,261,173		2,261,173
			Pacific Bell
3,250		3,250	7.25%, 11-1-27	3,385,856		3,385,856
			SBC Communications Inc.
	1,000	1,000	5.61188%, 11-14-08		1,002,734	1,002,734
			Telefonos de Mexico, S.A. de C.V.
4,250		4,250	4.5%, 11-19-08	4,165,693		4,165,693
			Total	22,131,538	1,002,734	23,134,272

306,667	48,976	355,643	TOTAL CORPORATE DEBT SECURITIES	$311,493,375	$48,642,580	$360,135,955

			OTHER GOVERNMENT SECURITIES

			Brazil
			Federative Republic of Brazil (The)
1,500		1,500	10.0%, 1-16-07	1,519,500		1,519,500
			Federative Republic of Brazil (The)
1,500		1,500	9.25%, 10-22-10	1,687,500		1,687,500
			Total	3,207,000	0	3,207,000

			Canada
			Province de Quebec
9,200		9,200	7.14%, 2-27-26	11,089,155		11,089,155

			Japan
			Japanese Government 15 Year Floating Rate Bond (B)
JPY 900,000		JPY 900,000	1.23%, 1-20-18	7,497,143		7,497,143

			Supranational
			Inter-American Development Bank
$5,000		$5,000	8.4%, 9-1-09	5,445,215		5,445,215

917,200	0	917,200	TOTAL OTHER GOVERNMENT SECURITIES	$27,238,513	$0	$27,238,513

			UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

			Agency Obligations
			Federal Home Loan Mortgage Corporation
	5,000	5,000	3.625%, 9-15-08		4,875,170	4,875,170
			Federal Home Loan Mortgage Corporation
	5,000	5,000	5.0%, 10-18-10		4,999,165	4,999,165
			Federal Home Loan Mortgage Corporation
10,000		10,000	5.25%, 11-5-12	9,903,120		9,903,120
			Federal Home Loan Mortgage Corporation
6,000		6,000	4.75%, 5-6-13	5,805,786		5,805,786
			Federal Home Loan Mortgage Corporation
7,500		7,500	5.2%, 3-5-19	7,291,470		7,291,470
			Federal Home Loan Mortgage Corporation
7,500		7,500	5.5%, 8-20-19	7,414,987		7,414,987
			Federal National Mortgage Association
12,000		12,000	5.3%, 2-22-11	11,957,532		11,957,532
			Tennessee Valley Authority
10,500		10,500	4.875%, 12-15-16	10,501,659		10,501,659
			Total	52,874,554	9,874,335	62,748,889

			Mortgage-Backed Obligations
			Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates
999		999	5.699%, 7-1-36	1,003,708		1,003,708
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
	932	932	4.0%, 12-15-12		899,307	899,307
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
	3,300	3,300	4.0%, 5-15-16		3,199,619	3,199,619
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
	1,282	1,282	3.5%, 12-15-16		1,222,461	1,222,461
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO (Interest Only)
	2,090	2,090	5.5%, 7-15-17		35,913	35,913
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
4,500		4,500	5.0%, 5-15-19	4,385,727		4,385,727
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
2,500		2,500	5.0%, 7-15-19	2,449,612		2,449,612
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
5,500		5,500	5.0%, 5-15-23	5,347,433		5,347,433
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO (Interest Only)
	8,166	8,166	5.5%, 10-15-23		453,392	453,392
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO (Interest Only)
8,327		8,327	5.5%, 4-15-24	558,996		558,996
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO (Interest Only)
3,043		3,043	5.5%, 4-15-24	139,474		139,474
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO (Interest Only)
	4,000	4,000	5.0%, 6-15-24		359,524	359,524
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
1,014		1,014	6.0%, 3-15-29	1,028,342		1,028,342
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO (Interest Only)
4,792		4,792	5.0%, 7-15-29	537,100		537,100
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
2,048		2,048	7.5%, 9-15-29	2,153,185		2,153,185
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
4,500		4,500	4.0%, 2-15-30	4,320,625		4,320,625
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
5,481		5,481	4.25%, 3-15-31	5,295,821		5,295,821
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO (Interest Only)
9,183		9,183	5.0%, 9-15-31	1,474,683		1,474,683
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
11,250		11,250	5.5%, 9-15-31	11,243,680		11,243,680
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
3,000		3,000	5.0%, 9-15-32	2,825,101		2,825,101
			Federal Home Loan Mortgage Corporation Agency REMI C/CMO
	2,295	2,295	5.5%, 5-15-34		2,302,411	2,302,411
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	229	229	5.5%, 5-1-07		228,329	228,329
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	1,328	1,328	4.5%, 5-1-10		1,308,057	1,308,057
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	3,485	3,485	4.0%, 6-1-14		3,355,590	3,355,590
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	148	148	5.0%, 9-1-17		145,884	145,884
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	1,737	1,737	4.5%, 1-1-18		1,678,040	1,678,040
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	1,714	1,714	4.5%, 2-1-18		1,656,162	1,656,162
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	1,733	1,733	4.5%, 4-1-18		1,675,287	1,675,287
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
	2,958	2,958	4.5%, 3-1-19		2,854,102	2,854,102
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
5,935		5,935	5.0%, 6-1-21	5,832,645		5,832,645
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
8,156		8,156	5.0%, 7-1-25	7,923,771		7,923,771
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
1,232		1,232	6.0%, 11-1-28	1,245,035		1,245,035
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
483		483	6.5%, 10-1-31	493,863		493,863
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
301		301	6.5%, 11-1-31	307,836		307,836
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
1,287		1,287	6.0%, 2-1-32	1,298,877		1,298,877
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
4,815		4,815	5.0%, 3-1-35	4,633,067		4,633,067
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
6,133		6,133	5.5%, 10-1-35	6,050,798		6,050,798
			Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates
5,994		5,994	5.5%, 8-1-36	5,912,190		5,912,190
			Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO (Interest Only)
1,718		1,718	5.5%, 12-15-13	353,240		353,240
			Federal National Mortgage Association Agency REMIC/CMO
8,500		8,500	5.0%, 3-25-18	8,285,679		8,285,679
			Federal National Mortgage Association Agency REMIC/CMO (Interest Only)
2,645		2,645	5.0%, 3-25-18	205,542		205,542
			Federal National Mortgage Association Agency REMIC/CMO
6,750		6,750	5.0%, 6-25-18	6,673,311		6,673,311
			Federal National Mortgage Association Agency REMIC/CMO
	4,251	4,251	5.0%, 6-25-22		4,209,453	4,209,453
			Federal National Mortgage Association Agency REMIC/CMO
	4,191	4,191	5.0%, 6-25-28		4,155,741	4,155,741
			Federal National Mortgage Association Agency REMIC/CMO
4,000		4,000	5.5%, 2-25-32	3,983,646		3,983,646
			Federal National Mortgage Association Agency REMIC/CMO
2,413		2,413	4.0%, 11-25-32	2,300,722		2,300,722
			Federal National Mortgage Association Agency REMIC/CMO
1,657		1,657	4.0%, 3-25-33	1,581,716		1,581,716
			Federal National Mortgage Association Agency REMIC/CMO
5,319		5,319	3.5%, 8-25-33	4,813,141		4,813,141
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
1,975		1,975	5.5%, 1-1-17	1,980,204		1,980,204
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
	96	96	5.5%, 2-1-17		96,213	96,213
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
	948	948	5.5%, 1-1-18		950,253	950,253
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
	1,661	1,661	5.0%, 3-1-18		1,636,686	1,636,686
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
4,699		4,699	4.0%, 11-1-18	4,456,213		4,456,213
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
	2,418	2,418	5.0%, 6-1-20		2,376,758	2,376,758
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
3,107		3,107	5.5%, 10-1-23	3,086,243		3,086,243
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
8,051		8,051	5.0%, 4-1-24	7,820,883		7,820,883
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
12,419		12,419	5.0%, 2-1-25	12,065,022		12,065,022
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
288		288	6.0%, 12-1-28	290,780		290,780
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
2,852		2,852	6.0%, 4-1-33	2,873,468		2,873,468
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
833		833	5.5%, 6-1-33	822,957		822,957
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
5,633		5,633	5.0%, 3-1-34	5,431,706		5,431,706
			Federal National Mortgage Association Fixed Rate Pass-Through Certificates
	1,444	1,444	5.106%, 10-1-35		1,410,459	1,410,459
			Federal National Mortgage Association Non-Agency R EMIC/CMO
3,000		3,000	4.5%, 7-25-24	2,786,060		2,786,060
			Federal National Mortgage Association Non-Agency R EMIC/CMO
4,500		4,500	5.5%, 9-25-31	4,448,504		4,448,504
			Federal National Mortgage Association Non-Agency R EMIC/CMO
6,000		6,000	4.5%, 12-25-34	5,711,979		5,711,979
			Government National Mortgage Association Agency RE MIC/CMO (Interest Only)
8,576		8,576	5.5%, 6-20-28	663,527		663,527
			Government National Mortgage Association Agency RE MIC/CMO
3,529		3,529	5.0%, 1-20-32	3,479,903		3,479,903
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
	45	45	5.5%, 10-15-17		44,877	44,877
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
	416	416	5.0%, 12-15-17		411,295	411,295
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
	1,834	1,834	4.0%, 9-15-18		1,733,809	1,733,809
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
91		91	7.5%, 7-15-23	94,678		94,678
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
402		402	7.5%, 12-15-23	419,123		419,123
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
310		310	8.0%, 9-15-25	328,118		328,118
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
10		10	7.0%, 7-20-27	10,735		10,735
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
401		401	6.5%, 5-15-29	412,648		412,648
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
76		76	7.5%, 7-15-29	78,894		78,894
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
1,842		1,842	7.75%, 10-15-31	1,874,405		1,874,405
			Government National Mortgage Association Fixed Rate Pass-Through Certificates
	1,287	1,287	3.75%, 1-20-34		1,266,232	1,266,232
			Government National Mortgage Association Non-Agency REMIC/CMO
1,113		1,113	4.0%, 1-16-30	1,056,254		1,056,254
			United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 2001-3 Class G
480		480	6.5%, 4-15-27	480,603		480,603
			United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 2003-2 Class D
715		715	5.0%, 11-15-23	713,055		713,055
			United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 2003-2 Class E
3,750		3,750	5.0%, 12-15-25	3,717,607		3,717,607
			Total	169,762,135	39,665,854	209,427,989

			Treasury Obligations
			United States Treasury Bond
4,000		4,000	6.125%, 11-15-27	4,678,436		4,678,436
			United States Treasury Notes
4,100		4,100	5.125%, 6-30-08	4,126,265		4,126,265
			United States Treasury Notes
	5,000	5,000	4.75%, 11-15-08		5,006,835	5,006,835
			United States Treasury Notes
	4,000	4,000	4.0%, 6-15-09		3,937,500	3,937,500
			United States Treasury Notes
	4,000	4,000	4.0%, 3-15-10		3,924,064	3,924,064
			United States Treasury Notes
30,000		30,000	4.0%, 4-15-10	29,422,260		29,422,260
			United States Treasury Notes
5,500	4,000	9,500	5.0%, 2-15-11	5,597,322	4,070,780	9,668,102
			United States Treasury Notes
	5,000	5,000	5.0%, 8-15-11		5,096,290	5,096,290
			United States Treasury Notes
	5,000	5,000	4.375%, 8-15-12		4,947,850	4,947,850
			United States Treasury Notes
	4,000	4,000	4.75%, 5-15-14		4,033,908	4,033,908
			United States Treasury Notes
35,150		35,150	4.0%, 2-15-15	33,646,529		33,646,529
			Total	77,470,812	31,017,227	108,488,039

340,377	94,988	435,365	TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	$300,107,501	$80,557,416	$380,664,917

			SHORT-TERM SECURITIES

			Aluminum
			Alcoa Incorporated
	3,552	3,552	5.4%, 10-2-06		3,551,467	3,551,467

			Utilities -- Electric
			Wisconsin Electric Power Co.
5,340		5,340	5.38%, 10-2-06	5,339,202		5,339,202

			Utilities -- Gas and Pipeline
			Michigan Consolidated Gas Co.
4,000		4,000	5.3%, 10-6-06	3,997,056		3,997,056

9,340	3,552	12,892	TOTAL SHORT-TERM SECURITIES	$9,336,258	$3,551,467	$12,887,725

1,573,584	147,516	1,721,100	TOTAL INVESTMENT SECURITIES	$648,175,647	$132,751,463	$780,927,110

			CASH AND OTHER ASSETS, NET OF LIABILITIES	4,264,683	1,142,101	5,406,784

			NET ASSETS	$652,440,330	$133,893,564	$786,333,894

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows:
ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $12,740,946.

(B)Principal amount is denominated in the indicated foreign currency, where applicable (JPY - Japanese Yen)

See Note 1 to pro forman combined financial statements for security valuation and other significant accounting policies concerning investments.

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)
(000 omitted)
September 30, 2006
		WRA
	WRA	Limited-Term	Pro forma		Pro Forma
	Bond	Bond	Adjustments		Combined
ASSETS
Investment securities	648,176	132,751			780,927
Cash	1	4			5
Receivable for Investment securities sold	40	0			40
Receivable for dividends and interest	5,722	1,323			7,045
Receivable for fund shares sold	542	190			732
Prepaid and other assets	44	27			71

Total assets	654,525	134,295	0		788,820

LIABILITIES
Payable to Fund shareholders	1,653	261			1,914
Payable to affiliates	348	85			433
Other payables	84	55	17	(a)	156

Total liabilities	2,085	401	17		2,503

Net Assets	652,440	133,894	(17)		786,317

Class A
Net Assets	587,264	111,752	(15)	(a)	699,001
Outstanding Shares	96,053	11,237	7,052	(b)	114,342
Net asset value per share	6.11	9.95			6.11
	6.11	9.95
Class B
Net Assets	34,870	7,191	(2)	(a)	42,059
Outstanding Shares	5,707	723	454	(b)	6,884
Net asset value per share	6.11	9.95			6.11
	6.11	9.95
Class C
Net Assets	12,819	5,224	0	(a)	18,043
Outstanding Shares	2,098	525	330	(b)	2,953
Net asset value per share	6.11	9.95			6.11
	6.11	9.95
Class Y
Net Assets	17,487	9,727	(1)	(a)	27,213
Outstanding Shares	2,862	978	614	(b)	4,454
Net asset value per share	6.11	9.95			6.11
	6.11	9.95

Net Assets
Capital stock	106,720	135			106,855
Additional paid-in capital	559,727	136,692			696,419
Accumulated net realized loss on investments	(18,069)	(1,052)			(19,121)
Undistributed net investment income	634	0	(17)		617
Net unrealized appreciation (depreciation) on investments	3,428	(1,881)			1,547
Total Net Assets	652,440	133,894	(17)		786,317

(a) Cost of one time proxy, accounting, legal and other costs borne 50% by Waddell & Reed Investment Management Company.
(b) Share adjustment - removal of old shares and addition of new shares for net assets at NAV per share of each class of surviving fund.

See Notes to Pro Forma Combined Financial Statements.

The following unaudited Pro Forma Combined Statement of Operations for Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Limited-Term Bond Fund has been derived from the respective Statements of Operations of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Limited-Term Bond Fund for the twelve months ended September 30, 2006. Such information has been adjusted to give effect to the Reorganization as if it had occurred on October 1, 2005, and reflects Pro Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.

The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that would have occurred if the Reorganization had been consummated on October 1, 2005. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.

Pro Forma Combined Statement of Operations (Unaudited)
(000 omitted)
For the year ended September 30, 2006
		WRA
	WRA	Limited-Term	Pro forma		Pro forma
	Bond	Bond	Adjustments		Combined
Investment Income
Income
Interest and amortization	35,085	6,512			41,597
Dividends	0	0			0

Total income	35,085	6,512	0		41,597

Expenses
Investment management fee	3,386	758	(324)	(a)	3,820
Shareholder Servicing (Transfer Agency)
Class A	1,504	416	(155)	(b)	1,765
Class B	173	43	(13)	(b)	203
Class C	55	28	(8)	(b)	75
Class Y	25	27			52
Service Fee
Class A	1,435	292			1,727
Class B	93	20			113
Class C	32	15			47
Distribution Fee
Class A	30	7			37
Class B	278	60			338
Class C	97	44			141
Accounting Service Fees	169	67	(25)	(c)	211
Custodian Fees	36	10			46
Audit Fees	18	14	(12)	(c)	20
Legal Fees	4	1			5
Other	223	123	(65)	(c)	281

Total expenses	7,558	1,925	(602)		8,881
Expenses reimbursement	0	0			0
Net Expenses	7,558	1,925	(602)		8,881

Net investment loss	27,527	4,587	602		32,716

Realized and Unrealized Gain (Loss) on Investments

Realized net loss+A23 on securities	(5,885)	(780)	0		(6,665)
Realized net gain on swaps	45				45
Realized net gain on currency transactions	14				14
Unrealized depreciation in value of
investments during the period	(2,328)	(62)	0		(2,390)

Net gain (loss) on investments	(8,154)	(842)	0		(8,996)

Net increase in net assets resulting
from operations	19,373	3,745	602		23,720

(a) Based on adjusted management fee of 0.475%.
(b) Based on reduction in number of accounts held in both funds.
(c) Decrease due to economies of scale achieved by merging funds.

See Notes to Pro Forma Combined Financial Statements.

WADDELL & REED ADVISORS BOND FUND AND

WADDELL & REED ADVISORS LIMITED-TERM BOND FUND

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

(Unaudited)

Note 1 - Significant Accounting Policies

Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Limited-Term Bond Fund (the "Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. Waddell & Reed Advisors Bond Fund's investment objective is to seek a reasonable return with emphasis on preservation of capital. Waddell & Reed Advisors Limited-Term Bond Fund's investment objective is to provide current income consistent with the preservation of capital. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the pro forma combined financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B.
Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis.

C.
Federal income taxes -- It is each Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.

D.
Dividends and distributions -- For Waddell & Reed Advisors Bond Fund, dividends and distributions to shareholders are recorded by the Fund on the business day following record date. For Waddell & Reed Advisors Limited-Term Bond Fund, all of that Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.
Recently issued accounting standards -- In June 2006, the Financial Accounting Standards (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax position taken or expected to be taken by an entity, including mutual funds, in a tax return before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Each Fund will adopt FIN 48 during 2007 and its potential impact on each Fund's financial statements, if any, is currently being assessed by management. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Each Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments To Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as investment manager for each Fund. WRIMCO provides advice and supervises investments for which services it is paid a fee. Until September 30, 2006, the fee was payable by each Fund at the following annual rates:

Fund	Net Assets Breakpoints	Annual Rate

Bond Fund	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%
Limited-Term Bond Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%
After September 30, 2006, under terms of a settlement agreement reached in July 2006 (see Note 3), the fee is payable by each Fund at the following annual rates:

Fund	Net Assets Breakpoints	Annual Rate

Bond Fund	Up to $500 Million	0.485%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Limited-Term Bond Fund	Up to $500 Million	0.455%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

These fees are accrued and paid daily.

Each Fund has an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to each Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
------------------------------				----------------------
From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, each Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account that was in existence at any time during the prior month, except that, for broker-serviced accounts, effective September 1, 2006, the monthly charge for those accounts became $0.50. For Class Y shares, each Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for each Fund's shares, W&R receives gross sales commissions (which are not an expense of each Fund) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to W&R. During the fiscal year ended September 30, 2006, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C

Bond Fund	$1,520,293	$4,957	$74,872	$4,536
Limited-Term Bond Fund	151,098	2,591	15,268	1,689

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of each Fund's shares, except for registration fees and related expenses. During the fiscal year ended September 30, 2006, W&R paid the following amounts:

Bond Fund	$971,540
Limited-Term Bond Fund	104,166

Under a Distribution and Service Plan for Class A shares adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by each Fund for Class B shares and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

Bond Fund and Limited-Term Bond Fund paid Directors' fees of $35,684 and $6,621, respectively, which are included in other expenses.

NOTE 3 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws. In addition, Waddell & Reed has agreed to extend the reduction in the aggregate investment management fees paid by the Funds for an additional 5 years.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order will be available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

REGISTRATION STATEMENT

Waddell & Reed Advisors Funds, Inc.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article SEVENTH paragraph 6(b) through 6(f) of the Articles of Incorporation, as amended, filed April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*; Article IX of the Bylaws, as amended, filed by EDGAR on December 15, 2000 as EX-99.B(b)wrabylaw to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A*; and to Article IV of the Underwriting Agreement filed April 18, 1995 as EX-99.B6-ufua to Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*, each of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

	(1)(a)	Articles of Incorporation, as amended, filed by EDGAR on April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

	(1)(b)	Articles Supplementary as proposed, filed by EDGAR on April 18, 1995 as EX-99.B1-ufartsup to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

	(1)(c)	Articles Supplementary filed by EDGAR on September 16, 1999 as EX-99.B(a)ufartsup to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

	(1)(d)	Articles Supplementary filed by EDGAR on April 27, 2000 as EX-99.B(a)ufartsup to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

	(1)(e)	Articles of Amendment filed by EDGAR on June 28, 2000 as EX-99.B(a)ufartsup to Post-Effective Amendment No. 125 to the Registration Statement on Form N-1A*

	(1)(f)	Articles of Amendment filed by EDGAR on December 15, 2000 as EX-99.B(a)wraartamd to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A*

(1)(g)
Articles of Amendment for Reallocation of Shares dated August 21, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(a)wraartamend to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A*

(1)(h)
Articles Supplementary to the Articles of Incorporation, dated November 19, 2003, for Reallocation of Shares, filed by EDGAR on January 28, 2004 as EX-99.B(a)wraartsupp to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A*

	(2)(a)	Bylaws, as amended, filed by EDGAR on March 26, 1997 as EX-99.B2-ufbylaw to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*

	(2)(b)	Amendment to Bylaws filed by EDGAR on April 1, 1999 as EX-99.B2-ufamend to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A*

	(2)(c)	Amendment to Bylaws filed by EDGAR on December 15, 2000 as EX-99.B(b)wrabylaw to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A*

	(2)(d)	Amendment to Bylaws dated November 19, 2003, filed by EDGAR on January 28, 2004 as EX-99.B(b)wrabylawamend to Post-Effective Amendment No. 133 to the Registration Statement on Form N-1A*

	(3)	Not Applicable

(4)
Form of Agreement and Plan of Reorganization and Termination by and between Waddell & Reed Advisors Fixed Income Funds, Inc., on behald of Waddell & Reed Advisors Limited-Term Bond Fund, and Waddell & Reed Advisors Funds, Inc., on behald of Waddell & Reed Advisors Bond Fund (filed as Appendix A to Part A of the registration statement)

	(5)	See Articles Fifth and Seventh of Exhibit (1)(a), above, as amended, and Articles I and IV of Exhibit (2)(a), above, as amended

(6)
Investment Management Agreement, as amended and restated effective November 9, 2005, filed by EDGAR on Ooctober 27, 2006 as EX-99.B(d)wraima to Post-Effective Amendment No. 139 to the Registration Statement on Form N-1A*

	(7)(a)	Underwriting Agreement, dated February 8, 1995, filed by EDGAR on April 18, 1995 as EX-99.B6-ufua to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

	(7)(b)	Amendment to Underwriting Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(e)wrauadel to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A*

	(8)	Not applicable

	(9)(a)	Custodian Agreement, as amended, filed by EDGAR on April 27, 2000 as EX-99.B(h)ufca to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

	(9)(b)	Amendment to Custodian Agreement, dated July 1, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(g)wracaamend to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A*

(9)(c)
Appendix A to the Custodian Agreement, as revised and effective March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)wracustappa to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*. Appendix A for Waddell & Reed Advisors Funds, Inc. Accumulative Fund is being filed as a representative copy. The Appendix A to the Custodian Agreement for all funds in Waddell & Reed Advisors Funds, Inc. are identical.

(9)(d)
Delegation Agreement, dated March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)wracadel to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*. The Delegation Agreement for Waddell & Reed Advisors Funds, Inc. Accumulative Fund is being filed as a representative copy. The Delegation Agreements for all funds in Waddell & Reed Advisors Funds, Inc. are identical.

	(10)(a)	Distribution and Service Plan, as amended, filed by EDGAR on January 29, 1999 as EX-99.B15-ufd&spca to Post-Effective Amendment No. 122 to the Registration Statement on Form N-1A*

	(10)(b)	Distribution and Service Plan for Class B shares filed by EDGAR on September 16, 1999 as EX-99.B(m)ufdspb to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

	(10)(c)	Distribution and Service Plan for Class C shares filed by EDGAR on September 16, 1999 as EX-99.B(m)ufdspc to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

	(10)(d)	Multiple Class Plan, as revised March 1, 2006, filed by EDGAR on October 27, 2006 as EX-99.B(n)wramcp to the Post-Effective Amendment No. 139 to the Registration Statement on Form N-1A*

	(11)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP with respect to the legality of shares being registered (to be filed in a subsequent filing)

	(12)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP on Tax Matters and Consequences with respect to Waddell & Reed Advisors Bond Fund (to be filed in a subsequent filing)

	(13)(a)	Shareholder Servicing Agreement, as amended August 22, 2001, filed by EDGAR on October 25, 2001 as EX-99.B(h)wrassa to Post-Effective Amendment No. 128 to the Registration Statement on Form N-1A*

(13)(b)
Amendment to the Shareholder Servicing Agreement, dated July 24, 2002, filed by EDGAR on October 15, 2002 as EX-99.B(h)wrassadel to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A*

(13)(c)
Compensation Table (Exhibit B) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on December 21, 2001 as EX-99.B(h)wrassacomp to Post-Effective Amendment No. 129 to the Registration Statement on Form N-1A*

	(13)(d)	Exhibit C, Fidelity Bond, to the Shareholder Servicing Agreement, effective November 2006, attached hereto as EX-99.B(h)ssaexc

(13)(e)
Accounting Services Agreement as amended and restated and effective July 1, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(h)wraasa to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*

	(13)(f)	Service Agreement filed by EDGAR on August 11, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A*

	(13)(g)	Amendment to Service Agreement filed by EDGAR on April 18, 1995 as EX-99.B9-ufsaa to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

	(13)(h)	Class Y Letter of Understanding filed by EDGAR on March 28, 1996 as EX-99.B9-uflou to the Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

	(14)(a)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, with respect to Waddell & Reed Advisors Funds, Inc.

	(14)(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, with respect to Waddell & Reed Advisors Fixed Income Funds, Inc.

	(15)	Not applicable

(16)
Power of Attorney appointing Henry J. Herrmann, Kristen A. Richards and Daniel C. Schulte as attorneys and agents of Waddell & Reed Advisors Funds, Inc. and Waddell & Reed Advisors Fixed Income Funds, Inc.

	(17)(a)	Code of Ethics, as revised November 2006, filed by EDGAR of January 26, 2007 as EX-99.B(p)code to Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A*

	(17)(b)	Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on October 31, 2003 as EX-99.B(p)code-so to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A*

	(17)(c)	Form of Proxy Card

	(17)(d)	Prospectus for the Acquiring Fund and the Acquired Fund dated January 31, 2007

	(17)(e)	Statement of Additional Information for the Acquiring Fund dated January 31, 2007

	(17)(f)	Statement of Additional Information for the Acquired Fund dated January 31, 2007

	(17)(g)	Annual Report for the Acquired Fund dated September 30, 2006

	(17)(h)	Annual Report for the Acquiring Fund dated September 30, 2006

Item 17.	Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

---------------------------------
*Incorporated herein by reference

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the city of Overland Park, and State of Kansas, on the 23rd day of March, 2007.

WADDELL & REED ADVISORS FUNDS, INC.
(Registrant)
By /s/ Henry J. Herrmann
Henry J. Herrmann, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated above.

Signatures	Title

/s/David P. Gardner* David P. Gardner	Chairman and Director

/s/Henry J. Herrmann Henry J. Herrmann	President and Director

/s/Joseph W. Kauten Joseph W. Kauten	Vice President, Treasurer and Principal Accounting Officer

/s/James M. Concannon* James M. Concannon	Director

/s/John A. Dillingham* John A. Dillingham	Director

/s/Linda K. Graves* Linda K. Graves	Director

/s/Joseph Harroz, Jr.* Joseph Harroz, Jr.	Director

/s/John F. Hayes* John F. Hayes	Director

/s/Robert L. Hechler Robert L. Hechler	Director

/s/Glendon E. Johnson* Glendon E. Johnson	Director

/s/Frank J. Ross, Jr.* Frank J. Ross, Jr.	Director

/s/Eleanor B. Schwartz* Eleanor B. Schwartz	Director

*By /s/Kristen A. Richards Kristen A. Richards Attorney-in-Fact	ATTEST: /s/Megan E. Bray Megan E. Bray Assistant Secretary